                                                                   EXHIBIT 10(g)

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--------------------------------------------------------------------------------


                                  $275,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                  May 21, 1998

                                      among

                            APOGEE ENTERPRISES, INC.

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO

                                       and

                              THE BANK OF NEW YORK,

                            as Administrative Agent,
                           Letter of Credit Issuer and
                                Swing Line Lender

                         ------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
                                Syndication Agent

                          HARRIS TRUST AND SAVINGS BANK
                               Documentation Agent

                              --------------------

                            BNY CAPITAL MARKETS, INC.
                                    Arranger

                         ------------------------------


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--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I
DEFINITIONS...............................................................     1
      Section 1.01  Definitions...........................................     1
               (a)   Terms Generally......................................     1
               (b)   Accounting Terms.....................................     1
               (c)   Other Terms..........................................     2

ARTICLE II
THE CREDIT FACILITY.......................................................    15
      Section 2.01  Revolving Credit Loans; Borrowing Procedure...........    15
      Section 2.02  Swing Line Loans; Borrowing Procedure.................    16
      Section 2.03  Termination and Reduction of Commitments..............    17
      Section 2.04  Repayment.............................................    18
      Section 2.05  Prepayment............................................    18
      Section 2.06  Letters of Credit.....................................    18
               (a)  Letters of Credit.....................................    18
               (b)  Procedure for Obtaining Letter of Credit..............    19
               (c)  Participation by Lenders..............................    19
               (d)  Drawings and Reimbursement............................    19
               (e)  Security Deposit......................................    20

ARTICLE III
INTEREST AND FEES.........................................................    20
      Section 3.01  Interest Rate Determination; Conversion...............    20
      Section 3.02  Interest on ABR Loans.................................    21
      Section 3.03  Interest on Eurodollar Loans..........................    21
      Section 3.04  Interest on Overdue Amounts...........................    22
      Section 3.05  Day Counts............................................    22
      Section 3.06  Maximum Interest Rate.................................    22
      Section 3.07  Fees..................................................    23
               (a)  The Commitment Fee....................................    23
               (b)  Letter of Credit Fees.................................    23

ARTICLE IV
DISBURSEMENT AND PAYMENT..................................................    24
      Section 4.01  Disbursement..........................................    24
      Section 4.02  Method and Time of Payments; Sharing among Lenders....    25
      Section 4.03  Compensation for Losses...............................    26
      Section 4.04  Withholding and Additional Costs......................    26
               (a)  Withholding...........................................    26
               (b)  Additional Costs......................................    27
               (c)  Lending Office Designations...........................    28
               (d)  Certificate, Etc......................................    28
      Section 4.05  Impracticability......................................    29
      Section 4.06  Expenses; Indemnity...................................    29
      Section 4.07  Replacement of Lenders................................    31
      Section 4.08  Survival..............................................    31

ARTICLE V
REPRESENTATIONS AND WARRANTIES............................................    31
      Section 5.01  Representations and Warranties........................    31
               (a)  Corporate Organization and Power......................    31
               (b)  Subsidiaries..........................................    32
               (c)  Corporate Authority...................................    32
               (d)  Authorizations........................................    32
               (e)  Binding Obligation....................................    32
               (f)  Litigation; Labor Controversies.......................    32
               (g)  No Conflicts..........................................    33
               (h)  Financial Condition...................................    33
               (i)  Taxes.................................................    33
               (j)  Margin Regulations; Margin Stock; Use of Proceeds.....    34
               (k)  Compliance with ERISA.................................    34
               (l)  Not an Investment Company.............................    34
               (m)  Properties............................................    34
               (n)  Compliance with Laws..................................    34
               (o)  Environmental Protection..............................    34
               (p)  Insurance.............................................    35
               (q)  No Burdensome Restrictions; Compliance with Agreements    35
               (r)  Security Agreements...................................    36
               (s)  Systems...............................................    36
               (t)  Full Disclosure.......................................    36
      Section 5.02  Survival..............................................    36

ARTICLE VI
CONDITIONS PRECEDENT......................................................    36
      Section 6.01  Conditions to the Availability of the Commitments.....    36
               (a)  Credit Documents......................................    36
               (b)  Security Documents....................................    37
               (c)  Evidence of Corporate Action..........................    37
               (d)  Opinions of Counsel...................................    38
               (e)  Representations and Warranties........................    38
               (f)  Existing Facility.....................................    38
               (g)  Other Documents.......................................    38
               (h)  Fees..................................................    38
      Section 6.02  Conditions to All Loans...............................    38
               (a)  Borrowing Request.....................................    39
               (b)  No Default............................................    39
               (c)  Representations and Warranties; Covenants.............    39
      Section 6.03  Satisfaction of Conditions Precedent..................    39

ARTICLE VII
COVENANTS.................................................................    39
      Section 7.01  Affirmative Covenants.................................    39
               (a)  Financial Statements; Compliance Certificates.........    39
               (b)  Corporate Existence...................................    40
               (c)  Conduct of Business...................................    40
               (d)  Authorizations........................................    41
               (e)  Taxes.................................................    41
               (f)  Insurance.............................................    41
               (g)  Inspection............................................    41

               (h)  Maintenance of Records................................    41
               (i)  Maintenance of Property...............................    42
               (j)  ERISA.................................................    42
               (k)  Notice of Defaults and Adverse Developments...........    43
               (l)  Use of Proceeds.......................................    43
               (m)  Environmental Matters.................................    44
               (n)  Measurement Date......................................    44
      Section 7.02  Negative Covenants....................................    44
               (a)  Mergers, Consolidations and Sales of Assets...........    44
               (b)  Liens.................................................    44
               (c)  Indebtedness..........................................    46
               (d)  Investments, Acquisitions, Loans, Advances and
                       Guaranties.........................................    47
               (e)  Capital Expenditures..................................    49
               (f)  Dividends and Purchase of Stock.......................    49
               (g)  Stock of Subsidiaries.................................    50
               (h)  Use of Proceeds.......................................    50
               (i)  Subordinated Debt Transaction.........................    50
      Section 7.03  Financial Covenants...................................    50
               (a)  Net Worth.............................................    50
               (b)  Interest Coverage Ratio...............................    50
               (c)  Senior Debt to EBITDA Ratio...........................    51
               (d)  Debt/EBITDA Ratio.....................................    51

ARTICLE VIII
EVENTS OF DEFAULT.........................................................    51
      Section 8.01  Events of Default.....................................    51

ARTICLE IX
THE ADMINISTRATIVE AGENT..................................................    54
      Section 9.01  The Agency............................................    54
      Section 9.02  The Agent's Duties....................................    54
      Section 9.03  Limitation of Liabilities.............................    55
      Section 9.04  The Administrative Agent as a Lender..................    55
      Section 9.05  Lender Credit Decision................................    55
      Section 9.06  Indemnification.......................................    55
      Section 9.07  Successor Administrative Agent........................    56

ARTICLE X
EVIDENCE OF LOANS; TRANSFERS..............................................    57
      Section 10.01  Evidence of Loans....................................    57
      Section 10.02  Participations.......................................    57
      Section 10.03  Assignments..........................................    58
      Section 10.04.  Certain Pledges.....................................    58

ARTICLE XI
MISCELLANEOUS.............................................................    59
      Section 11.01.  Applicable Law......................................    59
      Section 11.02.  Waiver of Jury......................................    59
      Section 11.03.  Jurisdiction and Venue; Service of Process..........    59
      Section 11.04.  Set-off.............................................    59

      Section 11.05.  Amendments and Waivers..............................    60
      Section 11.06.  Cumulative Rights; No Waiver........................    60
      Section 11.07.  Notices.............................................    60
      Section 11.08  Separate Debts.......................................    62
      Section 11.09  Certain Acknowledgments..............................    62
      Section 11.10  Separability.........................................    62
      Section 11.11  Parties in Interest..................................    62
      Section 11.12  Execution in Counterparts............................    62

                                    SCHEDULES

Schedule I           -- Lenders and Commitments

Schedule 5.01(b)     -- Subsidiaries of the Borrower

Schedule 5.01(f)     -- Certain Litigation

Schedule 5.01(h)(ii) -- Financial Condition

Schedule 7.02(b)     -- Liens

Schedule 7.02(c)     -- Indebtedness



                                    EXHIBITS

Exhibit A-1     --  Form of Revolving Credit Request

Exhibit A-2     --  Form of Swing Line Request

Exhibit B       --  Form of Continuation/Conversion Request

Exhibit C-1     --  Form of Revolving Credit Note

Exhibit C-2     --  Form of Swing Line Note

Exhibit D-1     --  Form of Opinion of Counsel for the Borrower

Exhibit D-2     --  Form of Opinion of Counsel for the Administrative
                    Agent

Exhibit E       --  Form of Compliance Certificate

Exhibit F       --  Form of Assignment and Acceptance

     CREDIT AGREEMENT, dated as of May 21, 1998, among Apogee Enterprises, Inc., a Minnesota corporation (the "BORROWER"), each of the lenders from time to time parties to this Agreement (collectively, the "LENDERS"), and The Bank of New York, as letter of credit issuer, administrative agent for the Lenders and swing line lender.

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested the Lenders severally to commit to lend to the Borrower up to $275,000,000 on a revolving basis for general corporate purposes; and

     WHEREAS, the Borrower also has requested the Lenders to establish a procedure pursuant to which it may obtain as part of the Lenders' commitments to lend, up to $25,000,000 in face amount of letters of credit for general corporate purposes; and

     WHEREAS, the Lenders are willing to make loans, and to establish such a procedure, on the terms and conditions provided herein;

     NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.

     (a) Terms Generally. The definitions ascribed to terms in this Agreement apply equally to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall be deemed to include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed followed by the phrase "without limitation". The phrase "individually or in the aggregate" shall be deemed general in scope and not to refer to any specific Section or clause of this Agreement. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The table of contents, headings and captions herein shall not be given effect in interpreting or construing the provisions of this Agreement. All references herein to "dollars" or "$" shall be deemed references to the lawful money of the United States of America. All references to laws or regulations refer to such laws or regulations, and interpretations thereof, as now in effect or as amended, modified or superceded from time to time. All references to a specific Governmental Authority shall be deemed to include a reference to any successor to such authority.

     (b) Accounting Terms. Except as otherwise expressly provided herein, the term "consolidated" and all other terms of an accounting nature shall be interpreted and construed in accordance with GAAP, as in effect from time to time; PROVIDED, HOWEVER, that, for purposes of determining compliance with any covenant set forth in Article VII, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement, applied on a basis consistent with the construction thereof applied in preparing the Borrower's audited financial statements referred to in Section 5.01(h). If there shall occur a change in GAAP which but for the foregoing proviso would affect the computation used to determine compliance with any covenant set forth in Article VII, the Borrower and the Lenders agree to negotiate in good faith in an effort to agree upon an amendment to this Agreement that will permit compliance with such covenant to be determined by reference to GAAP as changed while affording the Lenders the protection originally intended by such covenant (it being understood, however, that such covenant shall remain in effect in accordance with its existing terms unless and until such amendment shall become effective).

     (c) Other Terms. The following terms are used herein with the meanings assigned below:

          "ABR LOANS" means Loans that bear interest at a rate or rates determined by reference to the Alternate Base Rate.

          "ADMINISTRATIVE AGENT" means The Bank of New York, acting in the capacity of administrative agent for the Lenders, or any successor administrative agent appointed pursuant to the terms of this Agreement.

          "ADMINISTRATIVE QUESTIONNAIRE" means an administrative details reply form delivered by a Lender to the Administrative Agent, in substantially the form provided by the Administrative Agent or the form attached to an Assignment and Acceptance.

          "AFFECTED LENDER" has the meaning assigned in Section 4.07.

          "AFFILIATE" means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with, such Person.

          "AGREEMENT" means this credit agreement, as it may be amended, modified or supplemented from time to time in accordance with Section 11.05.

          "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of:

               (i) the rate of interest from time to time publicly announced by the Administrative Agent in The City of New York as its prime commercial loan rate in effect on such day; and

               (ii) the sum of (a) 1/2 of 1% per annum and (b) the Federal Funds Rate in effect on such day.

     The Alternate Base Rate shall change as and when the greater of the foregoing rates shall change. Any change in the Alternate Base Rate shall become effective as of the opening of business on the day of such change.

          "APPLICABLE LENDING OFFICE" means, with respect to a Lender and a Loan, the applicable office of the Lender for making such Loan, as specified in SCHEDULE I or in an Administrative Questionnaire delivered to the Administrative Agent as the office from which such Lender makes Loans of the relevant type.

          "APPLICABLE MARGIN" means, at any date and with respect to each Loan, the applicable margin set forth below based upon the Debt/EBITDA Ratio as of such date (it being understood that measurement of the Debt/EBITDA as of any Measurement Date is sufficient for this purpose):


                                                         Applicable Margin
                                                   -----------------------------
                                                                      Eurodollar
Debt/EBITDA Ratio                                    ABR Loans          Loans
-------------------------------------------------------------------------------
4.00 or greater                                        0.250%            1.500%
3.50 or greater, but less than 4.00                    0.000             1.250
3.00 or greater, but less than 3.50                    0.000             1.125
2.50 or greater, but less than 3.00                    0.000             0.750
2.00 or greater, but less than 2.50                    0.000             0.625
Less than 2.00                                         0.000             0.500

     Notwithstanding the foregoing:

          (i) Prior to the date of final determination of EBITDA for the fiscal quarter of the Borrower to end on May 31, 1998, the Applicable Margin for Eurodollar Loans shall not be less than 1.125%; and

          (ii) If the Subordinated Debt Transaction shall not have been completed on or prior to the 180th day after the Effective Date, then the Applicable Margin shall be 0.250% per annum above the rate otherwise determined until the Security Release Date.

          "ASSIGNEE" has the meaning assigned in Section 10.03.

          "ASSIGNMENT AND ACCEPTANCE" has the meaning assigned in Section 10.03.

          "AVAILABLE COMMITMENT" means, on any day, an amount equal to (i) the Total Commitment on such day MINUS (ii) the aggregate outstanding principal amount of Loans and L/C Obligations on such day.

          "BORROWER" shall have the meaning assigned in the preamble.

          "BORROWING DATE" means, (i) with respect to any Loan, the Business Day set forth in the relevant Borrowing Request as the date upon which the Borrower desires to borrow such Loan and (ii) with respect to any Letter of Credit, the Business Day set forth in the relevant L/C Request as the date upon which the Borrower desires the L/C Issuer to issue such Letter of Credit.

          "BORROWING REQUEST" means a Revolving Credit Request, a Swing Line Request or a L/C Request.

          "BUSINESS DAY" means any day that is (i) not a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to close and (ii) with respect to any Eurodollar Loan, a day on which commercial banks are open for domestic and international business (including dealings in dollar deposits) in London and The City of New York.

          "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities, and including that portion of Capital Lease Obligations that is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period that are included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

          "CAPITAL LEASE OBLIGATIONS" means, with respect to any Person, the obligation of such Person to pay rent or other amounts under any lease with respect to any property (whether real, personal or mixed) acquired or leased by such Person that is required to be accounted for as a liability on a consolidated balance sheet of such Person.

          "CODE" means the Internal Revenue Code of 1986.

          "COLLATERAL AGENT" means The Bank of New York, acting in its capacity of agent for the Lenders under the various Security Documents.

          "COMMITMENT" means, with respect to a Lender, (i) on the date hereof, the amount set forth opposite such Lender's name under the heading "Commitment" on SCHEDULE I, and (ii) after the date hereof, the amount recorded as such in the records maintained by the Administrative Agent pursuant to Section 10.01, as such amount may be reduced from time to time pursuant to Section 2.03.

          "COMMITMENT FEE" has the meaning assigned in Section 3.07(a).

          "COMMITMENT TERMINATION DATE" means the earlier to occur of (i) May 21, 2003 and (ii) the date, if any, on which the Total Commitment is otherwise terminated pursuant to this Agreement.

          "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound.

          "CONTRIBUTION AGREEMENT" means a contribution agreement, dated as of the date hereof, to be entered into in substantially the form of the Existing Contribution Agreement.

          "CONVERSION DATE" means, with respect to a Revolving Credit Loan, the date on which a conversion of interest rates on such Revolving Credit Loan shall take effect.

          "CONVERSION REQUEST" means a request by the Borrower to convert the interest rate basis for all or portions of outstanding Revolving Credit Loans, which shall specify (i) the requested Conversion Date, which shall not be sooner than the third Business Day after the date of delivery of such Conversion Request, (ii) the aggregate amount of such Revolving Credit Loans, on and after the Conversion Date, which are to bear interest as ABR Loans or Eurodollar Loans and (iii) the term of the Interest Periods therefor, if any.

          "CREDIT DOCUMENTS" means this Agreement, any Notes, if and when issued in accordance with Section 10.01(d), any Letters of Credit and the related applications and agreements, the Supplemental Credit Documents and the Security Documents.

          "DEBT" means, for any Person, Indebtedness of such Person of the types described in clauses (i), (ii), (iii), (iv), (vi), (vii) and (viii) of the definition of such term but excluding any Indebtedness of such Person consisting of (a) any surety bond or any other obligations of like nature, including, without limitation, letters of credit serving the same function as a surety bond, PROVIDED that such surety bond or other obligation has been provided to such Person in the ordinary course of such Person's business and PROVIDED, FURTHER, that if there has been a demand or drawing made under any such surety bond or other obligation, then such surety bond or other obligation shall be included as Indebtedness of such Person in an amount equal to the unreimbursed amount of such demand or the unreimbursed amount of such drawing and (b) any trade payable incurred in the ordinary course of such Person's business so long as no note or similar instrument has been executed by such Person in connection with such trade payable.

          "DEBT/EBITDA RATIO" means, at any date of determination, the ratio of consolidated Debt of the Borrower, as of such date, to EBITDA at the most recent fiscal quarter-end for the preceding four fiscal quarters.

          "DEFAULT" means any event or circumstance which, with the giving of notice or the passage of time, or both, would be an Event of Default.

          "EBITDA" means, for any period, the consolidated net income of the Borrower for such period, before subtracting consolidated income taxes, Interest Expense, depreciation, and amortization (including, without limitation, amortization associated with goodwill, deferred debt expenses, restricted stock and option costs and non-competition agreements) of the Borrower for such period. For purposes of this Agreement, the parties hereto agree that, for the avoidance of doubt, the calculation of EBITDA for each quarter in the fiscal year ended February 28, 1998 is $15,925,000. In addition, the parties agree that income, expenses and charges for Harmon, Ltd. in future fiscal years beginning with fiscal year 1999 relating to discontinued operations or "unusual items", as listed on the Borrower's consolidated income statements (subject to a maximum of $5,000,000 per annum), shall be excluded from EBITDA.

          "EFFECTIVE DATE" shall mean the day during which the Effective Time occurs.

          "EFFECTIVE TIME" has the meaning assigned in Section 6.01.

          "ELIGIBLE AFFILIATE" means an Affiliate that is (i) a commercial bank organized or licensed under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States;
     (iii) a Person that is primarily engaged in the business of commercial banking and having a combined capital and surplus of at least $100,000,000; or (iv) a special purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of business and having a combined capital and surplus of at least $100,000,000.

          "ENVIRONMENTAL CLAIM" means any claim, assertion, demand, notice of violation, suit, administrative or judicial proceeding, regulatory action, investigation, information request or order involving any hazardous substance, Environmental Law, noise or odor pollution or any injury or threat of injury to human health, property or the environment.

          "ENVIRONMENTAL LAW" means any federal, state, local or foreign law, regulation, order, decree, opinion or agency requirement relating to (i) the handling, use, presence, disposal or release of any hazardous substance or (ii) the protection, preservation or restoration of the environment, natural resources or human health or safety.

          "ERISA" means the Employee Retirement Income Security Act of 1974.

          "ERISA GROUP" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code or are considered to be one employer under Section 4001 of ERISA.

          "EURODOLLAR LOANS" means Revolving Credit Loans that bear interest at a rate or rates determined by reference to LIBOR.

          "EURODOLLAR RESERVE PERCENTAGE" means, for any day, the percentage prescribed by the Federal Reserve Board for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserve requirements) on such day for a member bank of the Federal Reserve System in The City of New York with deposits exceeding one billion dollars in respect of "eurocurrency liabilities" (as defined in Regulation D of the Federal Reserve Board).

          "EUROPEAN SUBSIDIARY" means a Subsidiary of the Borrower which, as of the date hereof, exists and is organized under the laws of, and of which the principal place of business is located in, a European country.

          "EVENT OF DEFAULT" has the meaning assigned in Section 8.01.

          "EXCLUDED TAXES" means all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges imposed on or measured by the overall net income of any Lender (or any office, branch or subsidiary of such Lender) or any franchise taxes, taxes on doing business or taxes measured by capital or net worth imposed on any Lender (or any office, branch or subsidiary of such Lender), in each case imposed by the United States of America or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall net income of any office, branch or subsidiary of a Lender or any franchise taxes, taxes imposed on doing business or taxes measured by capital or net worth imposed on any office, branch or subsidiary of such Lender, in each case imposed by any foreign country or subdivision thereof in which such Lender's principal office or Eurodollar Lending Office (as set forth in the Administrative Questionnaire) is located.

          "EXISTING CREDIT AGREEMENT" means the Credit Agreement, dated as of April 29, 1996 and thereafter amended, by and among the Borrower, the banks from time to time parties thereto, ABN AMRO Bank N.V., as agent, and First Bank National Association, as co-agent.

          "EXISTING CONTRIBUTION AGREEMENT" means the Contribution Agreement, dated as of the 23rd day of April, 1998, by and among the Borrower and each of its Subsidiaries.

          "EXISTING INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of the 23rd day of April, 1998, by and among ABN AMRO Bank N.V., the banks party to the Existing Credit Agreement and the other creditors and lenders parties thereto.

          "EXISTING PLEDGE AGREEMENT" means the Pledge Agreement, dated as of April 23, 1998, by and among the Borrower, the other pledgors party thereto and ABN AMRO Bank N.V., as administrative and collateral agent.

          "EXISTING SECURITY AGREEMENT" means the Security Agreement, dated as of April 23, 1998, by and among the Borrower, the other debtors party thereto and ABN AMRO Bank N.V., as administrative and collateral agent.

          "EXISTING SUBSIDIARY GUARANTY" means the Subsidiary Guaranty Agreement, dated as of April 23, 1998, by the guarantors party thereto in favor of ABN AMRO Bank N.V., as agent for the secured creditors identified therein.

          "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded, if necessary, to the next greater 1/16 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, then the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

          "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System.

          "FINANCIAL COVENANTS" means, collectively, the covenants of the Borrower contained in Section 7.03.

          "GAAP" means generally accepted accounting principles, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as may be approved by a significant segment of the accounting profession of the United States of America.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTY" means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or the financial condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness. The terms "GUARANTEED", "GUARANTEEING" and "GUARANTOR" shall have corresponding meanings.

          "HAZARDOUS SUBSTANCE" means any substance, in any concentration or mixture, that is (i) listed, classified or regulated pursuant to any Environmental Law, (ii) petroleum product or by-product, asbestos containing material, polychlorinated biphenyls, radioactive material or radon or (iii) any waste or other substance regulated by any Governmental Authority or any Environmental Law.

          "INDEBTEDNESS" means, with respect to any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (including all obligations, contingent or otherwise, of such Person in connection with letters of credit, bankers' acceptances, Interest Rate Protection Agreements (limited to the exposure) or other similar instruments, including currency swaps) other than indebtedness to trade creditors and service providers incurred in the ordinary course of business and payable on usual and customary terms, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the remedies available to the seller or lender under such agreement are limited to repossession or sale of such property), (iv) all Capital Lease Obligations of such Person, (v) all obligations of the types described in clauses (i), (ii), (iii) or (iv) above secured by (or for which the obligee has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property (including accounts, contract rights and other intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all preferred stock issued by such Person which is redeemable, prior to full satisfaction of the Borrower's obligations under the Credit Documents (including repayment in full of the Loans and all interest accrued thereon), other than at the option of such Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (vii) all Indebtedness of others Guaranteed by such Person and
     (viii) all Indebtedness of any partnership of which such Person is a general partner.

          "INDEMNITEE" has the applicable meaning assigned in Sections 4.06(b) and 4.06(c).

          "INTEREST EXPENSE" means, for any period, the sum of all interest charges of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including all commitment fees, letter of credit fees and related charges.

          "INTEREST PERIOD" means, with respect to any Eurodollar Loan, each one, two, three or six-month period, such period being the one selected by the Borrower pursuant to Section 2.02 or 3.01 or 3.03(b) and commencing on the date such Loan is made or at the end of the preceding Interest Period, as the case may be; PROVIDED, HOWEVER, that:

               (i) any Interest Period that otherwise would end on a day that is not a Business Day shall, subject to clause (iii) below, be extended to the next Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

               (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; and

               (iii) any Interest Period that otherwise would end after the Commitment Termination Date shall end on such Termination Date.

          "INTERCREDITOR AGREEMENT" means an intercreditor agreement, dated as of the date hereof, to be entered into in substantially the form of the Existing Intercreditor Agreement.

          "INTEREST RATE PROTECTION AGREEMENT" means any interest rate swap agreement, interest rate cap agreement or similar hedging arrangement used by a Person to fix or cap a floating rate of interest on Indebtedness to a negotiated maximum rate or amount.

          "INVESTMENTS" has the meaning assigned in Section 7.02(d).

          "L/C ISSUER" means The Bank of New York, acting in the capacity of issuer of Letters of Credit.

          "L/C OBLIGATIONS" means, with respect to any Lender at any date of determination, the sum of (i) such Lender's participating share of the maximum aggregate amount which is or at any time thereafter may become available for drawings under all Letters of Credit then outstanding AND
     (ii) the aggregate amount such Lender is obligated to fund or has funded to the L/C Issuer as a result of such Lender's participating share in all drawings under Letters of Credit honored by the L/C Issuer and not yet reimbursed by the Borrower; PROVIDED that the L/C Issuer's participating share of such aggregate amounts shall be equal to the portions of such undrawn amounts in which the other Lenders have not acquired participating interests, or the portions of such drawings which the other Lenders are not obligated to fund pursuant to Section 2.06.

          "L/C REQUEST" means a request by the Borrower for a Letter of Credit, which shall (i) specify (A) the requested Borrowing Date and (B) the aggregate amount of the L/C Obligations with respect to the requested Letter of Credit, (ii) certify that, after issuance of the requested Letter of Credit, (A) the aggregate amount of the L/C Obligations of all the Lenders then outstanding will not exceed $25,000,000, and (B) the sum of the aggregate amount of the L/C Obligations of all the Lenders then outstanding and the aggregate amount of the Loans of all the Lenders then outstanding will not exceed the Total Commitment then in effect and (iii) be accompanied by such application and agreement for letter of credit, and such other documents, as the L/C Issuer may reasonably specify to the Borrower from time to time, all in form and substance reasonably satisfactory to the L/C Issuer.

          "LENDERS" has the meaning assigned in the preamble and includes the Swing Line Lender, as applicable.

          "LETTER OF CREDIT" has the meaning assigned in Section 2.06(a).

          "LETTER OF CREDIT FEES" has the meaning assigned in Section 3.07(b).

          "LIBOR" means, with respect to any Interest Period, the rate per annum determined by the Administrative Agent to be the offered rate for dollar deposits with a term comparable to such Interest Period that appears on the display designated as Page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on such service, or on another service designated by the British Bankers' Association, for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market) at approximately 11:00 A.M., London time, on the second Business Day preceding the first day of such Interest Period. If such rate does not appear on such page, "LIBOR" shall mean the arithmetic mean (rounded, if necessary, to the next higher 1/16 of 1%) of the respective rates of interest communicated by the LIBOR Reference Banks to the Administrative Agent as the rate at which U.S. dollar deposits are offered to the LIBOR Reference Banks by leading banks in the London interbank deposit market at approximately 11:00 A.M., London time, on the second Business Day preceding the first day of such Interest Period in an amount substantially equal to the respective LIBOR Reference Amounts for a term equal to such Interest Period.

          "LIBOR REFERENCE AMOUNT" means, with respect to any LIBOR Reference Bank and Interest Period, the amount of the Eurodollar Loan of the Lender which is, or is affiliated with, such LIBOR Reference Bank, scheduled to be outstanding during that Interest Period without taking into account any assignment or participation and rounded up to the nearest integral multiple of $1,000,000.

          "LIBOR REFERENCE BANK" means each of The Bank of New York, U.S. Bank National Association and Harris Trust and Savings Bank; PROVIDED that if any such LIBOR Reference Bank assigns its Commitment or all its Loans to an unaffiliated institution, such Person shall be replaced as a LIBOR Reference Bank by the Administrative Agent's appointment, in consultation with the Borrower and with the consent of the Required Lenders, of another bank which is a Lender (or an Affiliate of a Lender).

          "LIEN" means, with respect to any asset of a Person, (i) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset, and (iii) in the case of securities, any purchase option, call or similar right of any other Person with respect to such securities.

          "LOANS" means, collectively, the Revolving Credit Loans and the Swing Line Loans outstanding hereunder from time to time.

          "MARGIN REGULATIONS" means, collectively, Regulations G, T, U and X of the Federal Reserve Board.

          "MATERIAL ADVERSE EFFECT" means (i) any material and adverse effect on the consolidated business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower and its Subsidiaries, (ii) any material and adverse effect on the ability of the Borrower timely to perform any of its material obligations, or of the Lenders to exercise any remedy, under any Credit Document or (iii) any adverse effect on the legality, validity, binding nature or enforceability of any Credit Document.

          "MATERIAL PLAN" has the meaning assigned in Section 8.01(j).

          "MEASUREMENT DATE" means any of the dates specified in Section
     7.01(n).

          "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any member of the ERISA Group is making or accruing an obligation to make contributions or has within the preceding five plan years made or accrued contributions.

          "NET WORTH" means, as of any date of determination, the total consolidated stockholders' equity (determined without duplication) of the Borrower and its Subsidiaries at such date.

          "NEW INDEBTEDNESS" means, with respect to any Person, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, and (iii) all preferred stock issued by such Person which is redeemable, prior to full satisfaction of the Borrower's obligations under the Credit Documents (including repayment in full of the Loans and all interest accrued thereon), other than at the option of such Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, PROVIDED, HOWEVER, that New Indebtedness shall not include (a) new issuances of industrial revenue bonds or industrial development bonds which do not exceed an aggregate amount of $10,000,000 per issuance, and (b) any New Indebtedness defined in clauses (i) through
     (iii) having a maturity of six months or less.

          "NOTES" means, collectively, the Revolving Credit Notes and the Swing Line Note.

          "PARTICIPANT" has the meaning assigned in Section 10.02.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "PENSION PLAN" means a Plan that (i) is an employee pension benefit plan, as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) and (ii) is subject to the provisions of Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

          "PERMITTED LIENS" has the meaning assigned in Section 7.02(b).

          "PERSON" means any individual, sole proprietorship, partnership, joint venture, limited liability company trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "PLAN" means an employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) which is maintained or contributed to by the Borrower or any member of the ERISA Group.

          "PLEDGE AGREEMENT" means a pledge agreement, dated as of the date hereof, to be entered into in substantially the form of the Existing Pledge Agreement.

          "PRESCRIBED FORMS" has the meaning assigned in Section 4.04(a).

          "PRO RATA SHARE" means, with respect to any Lender at any time of determination, the proportion of such Lender's Commitment to the Total Commitment then in effect or, after the Commitment Termination Date, the proportion of such Lender's Loans and L/C Obligations to the aggregate amount of Loans and L/C Obligations then outstanding.

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, whether now owned or hereafter acquired.

          "REQUIRED LENDERS" means, at any date of determination, Lenders having at least 51% of the Total Commitment then in effect or, if the Total Commitment has been cancelled or terminated, holding at least 51% of the aggregate unpaid principal amount of the Loans then outstanding; PROVIDED that to the extent there is more than one Lender, Required Lenders shall include at least two Lenders.

          "RESPONSIBLE OFFICER" means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer or any vice president, senior vice president or executive vice president of the Borrower.

          "REVOLVING CREDIT LOANS" means, collectively, the loans outstanding pursuant to Section 2.01 from time to time.

          "REVOLVING CREDIT NOTES" means, collectively, promissory notes of the Borrower, issued in accordance with Section 10.01(d), in order to evidence Revolving Credit Loans and substantially in the form of EXHIBIT C-1.

          "REVOLVING CREDIT REQUEST" means a request by the Borrower for Revolving Credit Loans, which shall specify (i) the requested Borrowing Date, (ii) the aggregate amount of such Revolving Credit Loans, (iii) whether such Revolving Credit Loans are to bear interest initially as ABR Loans or Eurodollar Loans and (iv) if applicable, the initial Interest Period therefor.

          "SEC" means the Securities and Exchange Commission.

          "SECURITY AGREEMENT" means a security agreement, dated as of the date hereof, to be entered into in substantially the form of the Existing Security Agreement.

          "SECURITY DOCUMENTS" means, collectively, the Contribution Agreement, the Intercreditor Agreement, the Pledge Agreement, the Security Agreement and the Subsidiary Guaranty, as well as any financing statements filed or to be filed in connection therewith.

          "SECURITY RELEASE DATE" means the earlier to occur of (i) completion of the Subordinated Debt Transaction and (ii) delivery by the Borrower of a certificate, signed by a Responsible Officer, to the effect that during two consecutive fiscal quarters the Debt/EBITDA Ratio has been below 2.50.

          "SENIOR DEBT" means all Debt of the Borrower or its Subsidiaries that is not by its terms subordinated to any other Debt of the Borrower or its Subsidiaries.

          "SENIORDEBT/EBITDA RATIO" means, at any date of determination, the ratio of consolidated Senior Debt of the Borrower, as of such date, to EBITDA at the most recent fiscal quarter-end for the preceding four fiscal quarters.

          "SUBORDINATED DEBT TRANSACTION" means the issuance by the Borrower of subordinated notes having an aggregate initial offering price of at least $100,000,000 in an underwritten transaction, either registered under the Securities Act of 1933 or exempt from such registration pursuant to Rule 144A thereunder, on terms and conditions satisfactory to the Administrative Agent, and the application of up to $100,000,000 of the net proceeds thereof to prepay Loans and reduce the Total Commitment.

          "SUBSIDIARY" means, at any time and with respect to any Person, any other Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other matters of such Person are at the time owned, or the management or policies of which is otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by such first Person. Unless otherwise qualified or the context indicates clearly to the contrary, all references to a "Subsidiary" or "Subsidiaries" in this Agreement refer to a Subsidiary or Subsidiaries of the Borrower.

          "SUBSIDIARY GUARANTY" means a Guaranty, dated as of the date hereof, to be entered into in substantially the form of the Existing Subsidiary Guaranty.

          "SUPPLEMENTAL CREDIT DOCUMENTS" means, collectively, Interest Rate Protection Agreements, letters of credit and other extensions of credit and similar instruments entered into between The Bank of New York, any Lender or any of their Affiliates and one or more of the Borrowers or its Subsidiaries in connection with the transactions contemplated by the other Credit Documents.

          "SWING LINE LENDER" means The Bank of New York, acting in the capacity of Lender of Swing Line Loans hereunder.

          "SWING LINE LOANS" means, collectively, the loans outstanding pursuant to Section 2.02 from time to time.

          "SWING LINE NOTE" means a promissory note of the Borrower, issued in accordance with Section 10.01(d), in order to evidence a Swing Line Loan and substantially in the form of EXHIBIT C-2.

          "SWING LINE MATURITY DATE" means, with respect to any Swing Line Loan, the Business Day set forth in the relevant Swing Line Request as the date upon which such Swing Line Loan matures; PROVIDED that such date shall be no later than the seventh calendar day following the relevant Borrowing Date.

          "SWING LINE REQUEST" means a request by the Borrower for a Swing Line Loan, which shall specify (i) the requested Borrowing Date, (ii) the requested date of maturity and (iii) the amount of such Swing Line Loan.

          "TAXES" has the meaning assigned to such term in Section 4.04(a).

          "TOTAL COMMITMENT" means, on any day, the aggregate Commitment of all the Lenders on such day.

          "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable accrued benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or the Plan under Title IV of ERISA.

          "U.S. SUBSIDIARY" means a Subsidiary of the Borrower which, as of the date hereof, exists and is organized under the laws of, and of which the principal place of business is located in, any state in the United States of America.

          "WELFARE PLAN" means a "WELFARE PLAN", as defined in Section 3(1) of ERISA.

          "WHOLLY OWNED SUBSIDIARY" means, at any time and with respect to any Person, a Subsidiary, all the shares of stock of all classes of which (other than directors' qualifying shares) or other ownership interests at the time are owned directly or indirectly by such Person and/or one or more other Wholly Owned Subsidiaries of such Person.


                                   ARTICLE II

                               THE CREDIT FACILITY

     Section 2.01 Revolving Credit Loans; Borrowing Procedure. (a) Until the Commitment Termination Date, subject to the terms and conditions of this Agreement, each of the Lenders, severally and not jointly with the other Lenders, agrees to make Revolving Credit Loans in dollars to the Borrower in an aggregate principal amount at any one time outstanding not to exceed such Lender's Commitment. Revolving Credit Loans shall be made on any Borrowing Date only (i) in the minimum aggregate principal amount of (A) in the case of Eurodollar Loans, $5,000,000 or integral multiples of $1,000,000 in excess thereof or (B) in the case of ABR Loans, $1,000,000 or integral multiples of $500,000 in excess thereof (PROVIDED that ABR Loans may always be borrowed in the aggregate amount of the Available Commitment) and (ii) when taken together with all Loans and L/C Obligations then outstanding in a maximum aggregate principal amount not exceeding the Available Commitment (after giving effect to any repayments or prepayments and any other borrowings of Loans on such Borrowing Date). The Available Commitment may be utilized by the Borrower to obtain Letters of Credit in accordance with Section 2.06.

     (b) In order to borrow Revolving Credit Loans, the Borrower shall give a Revolving Credit Request to the Administrative Agent, by telephone, telex or telecopy or in writing, not later than 12:00 P.M. (noon) (if by telephone, to be so confirmed in substantially the form of EXHIBIT A-1 not later than 2:00 P.M.), New York time, (i) on the Borrowing Date for ABR Loans and (ii) on the third Business Day before the Borrowing Date for Eurodollar Loans. Upon receipt, the Administrative Agent forthwith shall give notice to each Lender of the substance of the Revolving Credit Request. With respect to any Borrowing Date, the Borrower may only deliver a single Revolving Credit Request to the Administrative Agent. Not later than 3:00 P.M., New York time, on the Borrowing Date, each Lender shall make available to the Administrative

Agent such Lender's Pro Rata Share of the requested Revolving Credit Loans in funds immediately available at the Administrative Agent's office specified pursuant to Section 11.07(a). Subject to satisfaction, or waiver by all of the Lenders, of each of the applicable conditions precedent contained in Article VI, on the Borrowing Date the Administrative Agent shall make available, in like funds, to the Borrower the amounts received by the Administrative Agent from the Lenders.

     Section 2.02 Swing Line Loans; Borrowing Procedure. (a) Until the Commitment Termination Date, subject to the terms and conditions of this Agreement, the Swing Line Lender may, at its option, make one or more Swing Line Loans in dollars to the Borrower in an aggregate principal amount at any one time outstanding not to exceed $5,000,000. Swing Line Loans, if made, shall be made on any Borrowing Date only (i) in the minimum aggregate principal amount of $250,000 or integral multiples of $100,000 in excess thereof and (ii), when taken together with all other Loans and L/C Obligations then outstanding, in a maximum aggregate principal amount not exceeding the Available Commitment (after giving effect to any repayments or prepayments and any other borrowings of Loans on such Borrowing Date). Each Swing Line Loan shall mature on the Swing Line Maturity Date.

     (b) The Borrower may request a Swing Line Loan by delivering a Swing Line Request to the Administrative Agent by telephone, telex or telecopy or in writing, not later than 2:00 P.M. (if by telephone, to be so confirmed in substantially the form of EXHIBIT A-2 not later than 3:00 P.M.), New York time on any Borrowing Date. With respect to any Borrowing Date, the Borrower may deliver only a single Swing Line Request to the Administrative Agent. Any Swing Line Request, once delivered to the Administrative Agent in accordance with this Agreement, shall be irrevocable. On the Borrowing Date, if the Swing Line Lender elects to make the requested Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent the requested Swing Line Loan in funds immediately available at the Administrative Agent's office specified pursuant to
Section 11.07(a). Subject to satisfaction, or waiver by the Swing Line Lender, of each of the applicable conditions precedent contained in Article VI and to the Swing Line Lender's election to make the requested Swing Line Loan, on the Borrowing Date the Administrative Agent shall make available, in like funds, to the Borrower the amounts received by the Administrative Agent from the Swing Line Lender.

     (c) Immediately upon the making of each Swing Line Loan, each Lender other than the Swing Line Lender shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased from the Swing Line Lender a participation in such Swing Line Loan in an amount equal to such Lender's Pro Rata Share of the principal amount thereof. If the Swing Line Lender notifies each such other Lender by not later than 4:30 P.M., New York time, on a Business Day that the Swing Line Lender wishes the Lenders to fund their participation interests in a Swing Line Loan, each such other Lender shall make available to the Administrative Agent in immediately available funds by Fedwire or, in the case of transfers from an account maintained at The Bank of New York, SWIFT transfer, the amount of its respective participation in such Swing Line Loan by not later than 5:30 P.M., New York time, on such day (which amount the Administrative Agent shall promptly remit to the Swing Line Lender). To the extent that the Swing Line Lender has notified a Lender and such Lender has not funded its participation in any such Swing Line Loan, the amount of such participation shall be deemed, for purposes of determining the Required Lenders and distributions by the Administrative Agent to the Lenders of payments of principal and interest received from the Borrower, to be subtracted from such

Lender's participation therein and added to the Swing Line Lender's participation therein. In the event that any Lender fails to make available to the Administrative Agent such Lender's Pro Rata Share of the requested Swing Line Loan as provided above, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender, and together with interest thereon at a rate per annum equal to the interest rate provided for ABR Loans in Section
3.02. The Administrative Agent shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.02(c) with respect to any Swing Line Loans such other Lender's Pro Rata Share of all payments received by the Administrative Agent from the Borrower thereunder with respect to a period for which such other Lender has funded its participation, PROVIDED, HOWEVER, that in the event such payment received by the Administrative Agent is required to be returned, such Lender will promptly return to the Administrative Agent any portion thereof previously distributed to it by the Administrative Agent.

     (d) As among the Swing Line Lender and the Lenders, and without limiting the obligations of the Lenders to make Loans to the Borrower or any of the conditions precedent to the making of such Loans, each Lender's obligations pursuant to Section 2.02(c) shall be absolute and unconditional and shall not be affected by any circumstance (except as set forth below in this Section 2.02(d)), including (i) any set-off, claim, counterclaim, right of recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Lender, the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or Event of Default or (except to the extent that (A) the Swing Line Lender made the subject Swing Line Loan at a time when an officer of the Swing Line Lender involved in the administration of this Agreement had actual knowledge that one or more of the conditions specified in Section 6.02 had not been satisfied in any material respect and (B) such condition is not satisfied at the time the Swing Line Lender makes a Swing Line Loan or directs the Lenders to purchase participations pursuant to subsection (c) of this Section 2.02) the failure to satisfy any of the other conditions specified in Sections 6.01 and 6.02; (iii) any breach of any Credit Document by any Person other than the Swing Line Lender; (iv) the termination or reduction of such Lender's Commitment pursuant to Section 2.03 or the expiration of such Lender's Commitment, PROVIDED that the relevant Swing Line Loan was made prior to such termination, reduction or expiration.

     Section 2.03 Termination and Reduction of Commitments. (a) The Borrower may terminate the Total Commitment, or reduce the amount thereof, by (i) giving written notice to the Administrative Agent, not later than 5:00 P.M., New York time, on the fifth Business Day prior to the date of termination or reduction and (ii) paying the amount of the Commitment Fee and Letter of Credit Fees accrued through such date of termination or reduction. Reductions of the Total Commitment shall be in the amount of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if the amount of the Available Commitment is less than $5,000,000, then all of such lesser amount), but shall not exceed the Available Commitment in effect immediately before giving effect to such reduction. Any termination, and all reductions, of the Total Commitment shall be permanent.

     (b) Upon completion of the Subordinated Debt Transaction, the Total Commitment shall be reduced by an amount equal to the net proceeds thereof, up to a maximum of $100,000,000.

     (c) In the event that the Borrower or any Subsidiary shall issue (whether through public offerings of securities or otherwise) New Indebtedness (including the Subordinated Debt

Transaction), then as of the close of business on the third Business Day thereafter, the Total Commitment shall be reduced by an amount equal to the net proceeds of such issuance; PROVIDED that reductions pursuant to this Section 2.03(c) and Section 2.03(b) shall not be required to exceed $100,000,000 in the aggregate during the term of this Agreement.

     Section 2.04 Repayment. Revolving Credit Loans shall be repaid, together with all accrued and unpaid interest thereon, on the Commitment Termination Date. Swing Line Loans shall be repaid, together with all accrued and unpaid interest thereon, on the earlier to occur of (i) the Swing Line Maturity Date and (ii) the Commitment Termination Date.

     Section 2.05 Prepayment. (a) The Borrower may prepay Loans bearing interest on the same basis and having the same Interest Periods, if any, by giving notice to the Administrative Agent, by telephone, telex, telecopy or in writing not later than 12:00 P.M. (if by telephone, to be so confirmed not later than 2:00 P.M.), New York time, (i) on the third Business Day, in the case of Eurodollar Loans, or (ii) on the Business Day in the case of ABR Loans, preceding the proposed date of prepayment. Each such prepayment shall be in an aggregate principal amount of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if the aggregate amount of outstanding Loans is less than $5,000,000, then all of such lesser amount), together with accrued interest on the principal being prepaid to the date of prepayment and, in the case of Eurodollar Loans, the amounts required by Section 4.03. Subject to the terms and conditions of this Agreement, prepaid Loans may be reborrowed.

     (b) In the event that the Borrower or any Subsidiary shall issue (whether through public offerings of securities or otherwise) New Indebtedness (except for the Subordinated Debt Transaction) or (except for issuances of common stock to employees pursuant to employee stock option plans or similar employee benefit plans adopted in the ordinary course of business) equity, then not later than the close of business on the third Business Day thereafter, the Borrower shall prepay Loans in an amount equal to the lesser of (i) the net proceeds of such issuance and (ii) the aggregate principal amount of Loans then outstanding.

     (c) The Borrower shall prepay Loans, if necessary, so that the aggregate amount of Loans and L/C Obligations at any time outstanding shall not exceed the Total Commitment then in effect.

     Section 2.06 Letters of Credit.

     (a) Letters of Credit. Prior to the Commitment Termination Date, and subject to the terms and conditions of this Agreement, from time to time the Borrower may request that the L/C Issuer issue under this Agreement, and the L/C Issuer shall, upon such request of the Borrower and upon the satisfaction or waiver of each of the conditions contained in Article VI applicable thereto, issue for the account of the Borrower, one or more nontransferable letters of credit (each, a "LETTER OF CREDIT") in the L/C Issuer's then-customary form; PROVIDED that the L/C Issuer shall not issue any Letter of Credit: (i) if, after giving effect to such issuance, the sum of the aggregate amount of the L/C Obligations of all the Lenders then outstanding and the aggregate amount of Loans of all the Lenders then outstanding would exceed the Total Commitment then in effect; (ii) having a stated amount of less than $10,000; (iii) having an expiration date later than the Business Day four Business Days prior to the Revolving Credit Termination Date; or (iv) if, after giving effect to such issuance, the aggregate amount of L/C Obligations of all the Lenders then outstanding would exceed $25,000,000.

     (b) Procedure for Obtaining Letter of Credit. The Borrower may request that the L/C Issuer issue a Letter of Credit pursuant to Section 2.06(a) by giving a L/C Request to the Admin istrative Agent in writing not later than 11:00 A.M., New York time, on the fifth Business Day prior to the proposed date of issuance of the Letter of Credit. Upon receipt of any L/C Request, the Administrative Agent shall forthwith give notice to each Lender of the substance thereof. On the date specified by the Borrower in such notice and upon fulfillment of the applicable conditions set forth in this Section 2.06 and Article VI or the waiver thereof by Lenders, the L/C Issuer will issue such Letter of Credit in the form specified in such L/C Request.

     (c) Participation by Lenders. Immediately upon the issuance of a Letter of Credit, each Lender other than the L/C Issuer shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased from the L/C Issuer a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

     (d) Drawings and Reimbursement. (i) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereof, the L/C Issuer shall notify the Borrower and the Administrative Agent as promptly as practicable following receipt of such request, and the Borrower shall reimburse the L/C Issuer on or prior to the third Business Day after the day on which such drawing is honored in an amount in immediately available funds equal to the amount of such drawing.

     (ii) If the Borrower shall fail to immediately reimburse the L/C Issuer in an amount equal to the amount of any drawing honored by the L/C Issuer under a Letter of Credit, then the L/C Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Not later than 2:00 P.M., New York time, on the Business Day after the date notified by the L/C Issuer or if the Lenders are notified by the L/C Issuer prior to 11:00 A.M., New York time, on the date so notified, each Lender shall make available to the L/C Issuer in immediately available funds at the office of the L/C Issuer in The City of New York an amount equal to its respective participation. For so long as any Lender fails so to fund its participation in any such Letter of Credit, the amount of such participation shall be deemed, for purposes of determining the Required Lenders, to be subtracted from such Lender's L/C Obligations and added to the L/C Issuer's L/C Obligations. If any Lender fails to make available to the L/C Issuer on such Business Day the amount of such Lender's participation in such Letter of Credit as provided in this
     Section 2.06(d), then the L/C Issuer shall be entitled to recover such amount on demand from such Lender, together with interest thereon at a rate per annum equal to (A) from (and including) such Business Day to (and including) the third Business Day thereafter, the Federal Funds Rate, and
     (B) from (but excluding) such third Business Day, the sum of 2% and the Federal Funds Rate. The L/C Issuer shall distribute to each Lender that has paid all amounts payable by it under this Section 2.06 with respect to any Letter of Credit such Lender's Pro Rata Share of all payments received by the L/C Issuer from the Borrower in reimbursement of drawings honored by the L/C Issuer under such Letter of Credit when such payments are received.

     (iii) The obligation of the Borrower to reimburse the L/C Issuer for drawings made under the Letters of Credit and the obligations of the Lenders under Section 2.06(d)(ii) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Credit Documents under all circumstances, including the following circumstances:

               (A) any lack of validity or enforceability of any Letter of Credit;

               (B) the existence of any claim, set-off, defense or other right which the Borrower or any Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the L/C Issuer, any Lender or any other Person, whether in connection with any Credit Document, any transaction contemplated thereby or any unrelated transaction;

               (C) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insuffi cient in any respect or any statement therein being untrue or inaccurate in any respect;

               (D) payment by the L/C Issuer under any Letter of Credit against presentation of a demand, draft or certificate or other document that does not comply with the terms of the Credit Documents;

               (E) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

               (F) the fact that a Default or Event of Default shall have occurred.

     (e) Security Deposit. If a Default or Event of Default shall have occurred and be continuing, the L/C Issuer may require the deposit of funds in an interest-bearing account as agreed to between the Administrative Agent, the L/C Issuer and the Borrower to secure payment to the beneficiary of any outstanding Letter of Credit. Any funds so deposited shall be paid to the beneficiary of such Letter of Credit if all conditions to such payment are satisfied or returned to the L/C Issuer for distribution to the Lenders (or, if all obligations under this Agreement shall have been indefeasibly paid in full, to the Borrower), if no payment to the beneficiary has been made and the final date available for drawings under such Letter of Credit has passed. Each payment or deposit of funds by the L/C Issuer as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by the L/C Issuer under the related Letter of Credit.

                                   ARTICLE III

                                INTEREST AND FEES

     Section 3.01 Interest Rate Determination; Conversion. (a) Except to the extent that the Borrower shall request, in a Revolving Credit Request or Conversion Request, that a Revolving Credit Loan bear interest as a Eurodollar Loan, each Loan shall bear interest as an ABR Loan. All Swing Line Loans shall bear interest as ABR Loans and may not be converted into Eurodollar Loans.

     (b) The Borrower may request, by giving a Conversion Request to the Administrative Agent, by telephone, telex, telecopy or in writing not later than 12:00 noon, New York time (if by telephone, to be so confirmed in substantially the form of EXHIBIT B not later than 2:00 P.M., New York time), on the third Business Day prior to the requested Conversion Date, that all or portions of the outstanding Revolving Credit Loans, in the aggregate principal amount of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if the aggregate principal amount of outstanding Loans is less than $5,000,000, then all such lesser amount), bear interest from and after the Conversion Date as either ABR Loans or Eurodollar Loans; PROVIDED, HOWEVER, that during the continuance of any Default or Event of Default that shall have occurred, no Revolving Credit Loan (or portion thereof) may be converted into Eurodollar Loans. Upon receipt, the Administrative Agent forthwith shall give notice to each Lender of the substance of each Conversion Request. Upon payment by the Borrower of the amounts, if any, required by Section 4.03, on the Conversion Date the Revolving Credit Loans or portions thereof as to which the Conversion Request was made shall commence to accrue interest in the manner selected by the Borrower therein.

     Section 3.02 Interest on ABR Loans. Each ABR Loan shall bear interest from the date made until the date repaid, or (if converted into a Eurodollar Loan) to (but excluding) the first day of any relevant Interest Period, as the case may be, payable in arrears on the last day of each calendar quarter of each year, commencing with the first such date after the Effective Date, and on the date such Loan is repaid, at a rate per annum equal to the sum of (a) the Alternate Base Rate in effect from time to time and (b) the Applicable Margin.

     Section 3.03 Interest on Eurodollar Loans. (a) Each Eurodollar Loan shall bear interest from the date made until the date repaid or converted to an ABR Loan, payable in arrears, with respect to Interest Periods of three months or less, on the last day of such Interest Period, and with respect to Interest Periods longer than three months, on the day which is three months after the commencement of such Interest Period and on the last day of such Interest Period, at a rate per annum equal to the sum of (i) the Applicable Margin, and
(ii) LIBOR.

     (b) Each Eurodollar Loan shall become an ABR Loan at the end of the Interest Period therefor unless (i) there shall not have occurred and be continuing a Default or Event of Default and (ii) not later than the third Business Day prior to the last day of such Interest Period, the Borrower shall have delivered to the Administrative Agent (x) an irrevocable written election of the subsequent Interest Period therefor, in which case such Eurodollar Loan shall remain outstanding as a Eurodollar Loan, or (y) a Conversion Request with respect thereto, in which case such Eurodollar Loan shall be converted in accordance with Section 3.01(b).

     (c) If, during any period, a Lender shall be required to maintain reserves against "eurocurrency liabilities" in accordance with Federal Reserve Board Regulation D, the Borrower shall pay additional interest during such period on each outstanding Eurodollar Loan of such Lender (contemporaneously with each interest payment due thereon commencing with the first such payment due at least two Business Days after receipt of the notice referred to in the next sentence) at a rate per annum up to but not exceeding the marginal rate determined by the following formula:


                   LIBOR
    ------------------------------------      -       LIBOR
     1 - Eurodollar Reserve Percentage

Each Lender shall promptly notify the Borrower, with a copy to the Administrative Agent, upon becoming aware that the Borrower may be required to make a payment of additional interest to such Lender. When requesting payment pursuant to this Section 3.03(c), a Lender shall provide to the Borrower, with a copy to the Administrative Agent, a certificate, signed by an officer of such Lender setting forth, in reasonable detail, the basis of such claim, the amount required to be paid by the Borrower to such Lender and the computations made by such Lender to determine such amount. Absent manifest error, such certificate shall be binding as to the amounts of additional interest owing in respect of such Lender's Eurodollar Loans. Any Lender that gives notice under this Section 3.03(c) shall promptly withdraw such notice (by written notice of withdrawal given to the Administrative Agent and the Borrower) whenever such Lender is no longer required to maintain such reserves or the circumstances giving rise to such notice shall otherwise cease.

     Section 3.04 Interest on Overdue Amounts. Anything herein to the contrary notwithstanding, all overdue amounts hereunder, and, during the continuance of any Event of Default that shall have occurred, each Loan, shall bear interest, payable on demand, at a rate per annum equal to the sum of (i) 2% and (ii) the rate then applicable, in the case of Eurodollar Loans, until the end of the current Interest Period therefor, and thereafter the rate of interest applicable to ABR Loans, changing as and when such rate shall change.

     Section 3.05 Day Counts. Interest on ABR Loans shall be calculated on the basis of (a) a 365-day, or, if applicable, a 366-day, year for the actual number of days elapsed for so long as interest is determined pursuant to clause (i) of the definition of "Alternate Base Rate" and (b) a 360-day year for the actual number of days elapsed otherwise. Interest on all other Loans, and all fees shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Section 3.06 Maximum Interest Rate. (a) Nothing in this Agreement shall require the Borrower to pay interest at a rate exceeding the maximum rate permitted by applicable law. Neither this Section 3.06 nor Section 11.01 is intended to limit the rate of interest payable for the account of any Lender to the maximum rate permitted by the laws of the State of New York (or any other applicable law) if a higher rate is permitted with respect to such Lender by supervening provisions of U.S. federal law.

     (b) If the amount of interest payable for the account of any Lender on any interest payment date in respect of the immediately preceding interest computation period, computed pursuant to this Article III, would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall automatically be reduced to such maximum permissible amount.

     (c) If the amount of interest payable for the account of any Lender in respect of any interest computation period is reduced pursuant to Section 3.06(b) and the amount of interest payable for its account in respect of any subsequent interest computation period would be less than the maximum amount permitted by law to be charged by such Lender, then the amount of interest payable for its account in respect of such subsequent interest computation period shall be automatically increased to such maximum permissible amount; PROVIDED that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this Section 3.06(c) exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to Section 3.06(b).

     Section 3.07 Fees.

     (a) The Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Lenders, on the last day of each calendar quarter of each year, commencing with the first such day after the Effective Date, and on the Commitment Termination Date, a fee (the "COMMITMENT FEE") computed by applying (i) the applicable percentage per annum set forth below based on the Debt/EBITDA Ratio on each day during the then-ending quarter (or shorter period ending with the Commitment Termination Date) (it being understood that measurement of the Debt/EBITDA as of any Measurement Date is sufficient for this purpose) to (ii) the Available Commitment on such day:

                                                Commitment Fee
Debt/EBITDA Ratio                            Percentage Per Annum
-----------------                            --------------------
4.00 or greater                                      0.350%
3.50 or greater, but less than 4.00                  0.300
3.00 or greater, but less than 3.50                  0.250
2.50 or greater, but less than 3.00                  0.225
2.00 or greater, but less than 2.50                  0.175
Less than 2.00                                       0.125


Prior to the date of final determination of EBITDA for the fiscal quarter of the Borrower to end on May 31, 1998, the Commitment Fee percentage per annum shall not be less than 0.250%.

     (b) Letter of Credit Fees. In lieu of any letter of credit commissions or fees provided for in any letter of credit application (other than documentary and processing charges referred to in clause (iv) below), the Borrower agrees to pay to the L/C Issuer in funds immediately available at the office of the L/C Issuer specified in Section 11.07(a) the following fees and other amounts with respect to each outstanding Letter of Credit (collectively, the "LETTER OF CREDIT FEES"):

          (i) an administrative fee equal to 0.100% per annum on the daily amount stated to be available from time to time for drawing under such Letter of Credit from (and including) the date of issuance until (but excluding) the expiration date of such Letter of Credit, payable to the L/C Issuer for its account in arrears on the last day of each calendar quarter, commencing on the first such date after the Borrowing Date, and on such expiration date;

          (ii) a letter of credit fee, at a rate per annum equal to the Applicable Margin from time to time in effect for Eurodollar Loans, on the daily amount stated to be available from time to time for drawing under such Letter of Credit from (and including) the date of issuance until (but excluding) the expiration date of such Letter of Credit payable to the L/C Issuer for the account of the Lenders in arrears on the last day of each calendar quarter, commencing on the first such date after the Borrowing Date, and on such expiration date;

          (iii) with respect to drawings made thereunder, interest, payable on demand to the L/C Issuer (if applicable, for the benefit of the Lenders that have funded a participation therein pursuant to Section 2.06(d)(ii)), on the amount paid by the L/C Issuer in respect of each such drawing from (and including) the date of the drawing to (but excluding) the date such amount is reimbursed by the Borrower, at a rate per annum equal to (A) from (and including) the date of such drawing to (and including) the third Business Day after the date of such drawing, the rate of interest then applicable to ABR Loans, changing as and when said rate shall change, and
     (B) from (but excluding) the third Business Day after the date of such drawing, the sum of (x) 2% and (y) the rate specified in clause (A); and

          (iv) with respect to the issuance, amendment or transfer of such Letter of Credit and each drawing made thereunder, customary documentary and processing charges payable to the L/C Issuer in accordance with the L/C Issuer's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be.

Promptly upon receipt by the L/C Issuer of any amount described in clause (ii) or (iii) of this Section 3.07(b), the L/C Issuer shall distribute to each Lender that has paid all amounts payable by it under Section 2.06(d) such Lender's ratable share of such amount. Amounts payable under clauses (i) and (iv) of this
Section 3.07(b) shall be retained by the L/C Issuer.

                                   ARTICLE IV

                            DISBURSEMENT AND PAYMENT

     Section 4.01 Disbursement. (a) Each Loan shall be made by the relevant Lender from such Lender's branch or affiliate identified as its Applicable Lending Office.

     (b) The failure of any Lender to make any Loan to be made by it on the Borrowing Date therefor shall not relieve any other Lender of its obligation to make its Loan or Loans on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

     (c) The Administrative Agent may, but shall not be required to, advance on behalf of any Lender the amount of such Lender's Loans to be made on a Borrowing Date, unless such Lender shall have notified the Administrative Agent prior to such Borrowing Date that it does not intend to make such Loans on such date. If the Administrative Agent makes any such advance, the Administrative Agent shall be entitled to recover the amount so advanced on demand from the Lender on whose behalf such advance was made and, if such Lender does not pay the Administrative Agent the amount of such advance on demand, the Borrower agrees promptly to repay such amount to the Administrative Agent. Until such amount is repaid to the Administrative Agent by such Lender or the Borrower, such advance shall be deemed for all purposes to be a Loan made on such Borrowing Date by the Administrative Agent. The Administrative Agent shall be entitled to recover from the Lender or the Borrower, as the case may be, interest on the amount advanced by it for each day from the Borrowing Date therefor until repaid to the Administrative Agent, at a rate per annum equal to the Federal Funds Rate until the third Business Day after the date of the advance and, thereafter, at the rate per annum equal to the relevant rate on Loans made on the relevant Borrowing Date.

     Section 4.02 Method and Time of Payments; Sharing among Lenders. (a) All funds received by the Administrative Agent for the account of the Lenders in respect of payments made by the Borrower under, or from any other Person on account of, any Credit Document shall be distributed promptly by the Administrative Agent among the Lenders, in like funds as received, ratably in proportion to their respective interests therein. Each payment of the Commitment Fee and each reduction of Commitments shall be apportioned among the Lenders in proportion to each Lender's Pro Rata Share.

     (b) All payments by the Borrower hereunder shall be made without setoff or counterclaim to the Administrative Agent, for its account or for the account of the Lender or Lenders entitled thereto, as the case may be, in dollars and in immediately available funds at the office of the Administrative Agent theretofore designated in writing to the Borrower not later than 11:00 A.M., New York time, on the date when due or, in the case of payments pursuant to Sections 3.04, 4.03, 4.04, 4.06 or payments otherwise specified as payable upon demand, forthwith upon written demand therefor.

     (c) Whenever any payment from the Borrower shall be due on a day that is not a Business Day, the date of payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment from the Borrower is due that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, but shall not be obligated to, cause to be distributed to each Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

     (e) If any Lender shall receive from the Borrower or any other Person any amount owing under any Credit Document (whether received pursuant to the exercise of any right of set-off, banker's lien, realization upon any security held for or appropriated to such obligation or otherwise) other than in proportion to such Lender's ratable share thereof, then such Lender shall purchase from each other Lender a participating interest in so much of the other Lenders' Loans as shall be necessary in order that each Lender shall share such payment with each of the other Lenders in proportion to each Lender's ratable share; PROVIDED that nothing herein contained shall obligate any Lender to apply any set-off or banker's lien or collateral security permitted hereby first to the obligations of the Borrower hereunder if the Borrower is obligated to such Lender pursuant to other loans or notes. If any purchasing Lender shall be required to return any excess payment received by it, such participation shall be rescinded and the purchase price restored to the extent of such return, but without interest.

     Section 4.03 Compensation for Losses. (a) If (i) the Borrower prepays Loans, or a Conversion Date occurs (except pursuant to Section 4.05), other than on the last day of the relevant Interest Period, (ii) the Borrower revokes any Borrowing Request, (iii) Loans (or portions thereof) are converted into ABR Loans (except pursuant to Section 4.05) or (iv) Loans (or portions thereof) shall become or be declared to be due prior to the Commitment Termination Date, then the Borrower shall pay to each Lender an amount that will compensate such Lender for any loss (other than lost profit) or premium or penalty incurred by such Lender as a result of such prepayment, conversion, declaration or revocation in respect of funds obtained for the purpose of making or maintaining such Lenders's Loans, or any portion thereof. Such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so paid or prepaid, or not borrowed or converted, for the period from the date of such payment or prepayment or conversion or failure to borrow to the last day of such Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the expected Borrowing Date) in each case at the applicable rate of interest for such Loan (excluding, however, any margin included therein) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued on such amount were it on deposit for a comparable period with leading banks in the London interbank market or in the New York certificate of deposit market, as the case may be.

     (b) If requested by the Borrower, in connection with a payment due pursuant to this Section 4.03, a Lender shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail the amount required to be paid by the Borrower to such Lender and the computations made by such Lender to determine such amount. In the absence of manifest error, such certificate shall be conclusive as to the amount required to be paid.

     Section 4.04 Withholding and Additional Costs.

          (a) Withholding. (i) All payments under this Agreement and under the Notes (including payments of principal and interest) shall be payable to each Lender free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges other than Excluded Taxes (collec tively, "TAXES"). If any Taxes are required to be withheld or deducted from any amount payable under this Agreement, then the amount payable under this Agreement shall be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to such Lender the amount stated to be payable under this Agreement. The Borrower shall also hold each Lender harmless and indemnify it for any stamp or other taxes with respect to the preparation, execution, delivery, recording, performance or enforcement of the Credit Documents (all of which shall be included within "Taxes"). If any of the Taxes specified in this
     Section 4.04(a) are paid by any Lender, the Borrower shall, upon demand of such Lender, promptly reimburse such Lender for such payments, together with any interest, penalties and expenses incurred in connection therewith. The Borrower shall deliver to the Administrative Agent certificates or other valid vouchers for all Taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder. Notwithstanding the foregoing, the Borrower shall be entitled, to the extent required to do so by law, to deduct or withhold (and shall not be required to make payments as otherwise required by this Section 4.04 on account of such deductions or withholdings) income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Lender other than a Lender (A) that is a U.S. Person for U.S. federal income tax purposes or (B) that has the Prescribed Forms on file with the Borrower for the applicable year to the extent deduction or withholding of such taxes is not required as a result of such filing of such Prescribed Forms; PROVIDED that, if the Borrower shall so deduct or withhold any such taxes, the Borrower shall provide a statement to the Administrative Agent and such Lender, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender may reasonably request for assisting such Lender to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender is subject to tax.

          (ii) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor form or forms), certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes ("PRESCRIBED FORMS"). Each Lender that so delivers such Prescribed Forms further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such Prescribed Forms on or before the date that such Prescribed Forms expire or become obsolete or after the occurrence of any event requiring a change in the most recent Prescribed Forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such Prescribed Forms inapplicable or which would prevent such Lender from duly completing and delivering Prescribed Forms with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. If any Lender that is not incorporated under the laws of the United States of America or a state thereof fails to comply with the provisions of this Section, the Borrower and/or the Administrative Agent, may, as required by law, deduct and withhold federal income tax payments from payments to such Lender under this Agreement.

          (b) Additional Costs. Subject to Sections 4.04(c) and (d):

               (i) Without duplication of any amounts payable described in
          Section 3.03(c), 4.03 or 4.04(a) or 4.04(b)(ii), if any change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Authority charged with the administration thereof, or the enactment of any law or regulation shall result in the imposition upon any Lender (or such Lender's Applicable Lending Office) of (1) any reserve, special deposit or similar requirement against any Lender's Commitment, Loans or L/C Obligations or (2) any other condition regarding this Agreement, its Commitment, Loans or L/C Obligations, and the result of any event referred to in clause (1) or (2) shall be to increase the cost of maintaining such Commitment, Loan or L/C Obligation (which increase in cost shall be calculated in accordance with such Lender's reasonable averaging and attribution methods) by an amount which such Lender deems to be material, then, upon demand by such Lender, the Borrower shall pay to such Lender an amount equal to such increase in cost; and

               (ii) Without duplication of any amounts payable described in
          Section 3.03(c), 4.03, 4.04(a) or 4.04(b)(i), if any Lender shall have determined that the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, (including any such adoption or change made prior to the date hereof but not effective until after the date hereof) or compliance by such Lender (or such Lender's Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital for such Lender (or such Lender's Applicable Lending Office) or any corporation controlling such Lender as a consequence of its obligations under this Agreement to a level below that which such Lender (or such Lender's Applicable Lending Office) or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's (or such Lender's Applicable Lending Office) or such corporation's policies with respect to capital adequacy), then from time to time, upon demand by such Lender, then the Borrower shall pay to such Lender such additional amount or amounts as will compen sate such Lender (or such Lender's Applicable Lending Office) or such corporation for such reduction.

          (c) Lending Office Designations. Before making any demand for payment pursuant to this Section 4.04, each Lender shall, if possible, designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

          (d) Certificate, Etc. If requested by the Borrower, in connection with any demand for payment pursuant to this Section 4.04, a Lender shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail the basis for such demand, the amount required to be paid by the Borrower to such Lender, the computations made by such Lender to determine such amount and satisfaction of the conditions set forth in the next sentence. Anything to the contrary herein notwithstanding, no Lender shall have the right to demand any payment or compensation under this Section 4.04 (i) with respect to any period more than 90 days prior to the date it has made a demand pursuant to this Section 4.04 or (ii) to the extent that such Lender determines in good faith that the interest rate or margin on the relevant Loans appropriately accounts for any increased cost or reduced rate of return. In the absence of manifest error, the certificate referred to above shall be conclusive as to the amount required to be paid.

     Section 4.05 Impracticability. If at any time any Lender shall determine in good faith (which determination shall be conclusive) that the making or maintenance of all or any part of such Lender's Eurodollar Loans has been made impracticable or unlawful because of compliance by such Lender in good faith with any law or guideline or interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of such body (whether or not having the effect of law) or because dollar deposits in the amount and requested maturity of such Eurodollar Loans are not available to such Lender in the London eurodollar interbank market, then the Administrative Agent, upon notice to it of such determination by such Lender, shall promptly advise the other Lenders and the Borrower thereof. Upon such date as shall be specified in such notice and until such time as the Administrative Agent, upon notice to it by such Lender, shall notify the Borrower and the other Lenders that the circumstances specified by it in such notice no longer apply, (a) notwithstanding any other provision of this Agreement, such Eurodollar Loans shall, automatically and without requirement of further notice, or any payment pursuant to Section 4.03 or 4.04, be converted to ABR Loans and (b) the obligation of such Lender to make or continue Eurodollar Loans shall be suspended, and, if the Borrower shall request in a Revolving Credit Request or Conversion Request that the Lenders make Eurodollar Loans, the Revolving Credit Loan requested so to be made by such Lender shall instead be made as an ABR Loan.

     Section 4.06 Expenses; Indemnity. (a) The Borrower will (i) pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement, any other Credit Documents, and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of Sullivan & Cromwell, counsel to the Administrative Agent; (ii) pay or reimburse each Lender and the Administrative Agent for all reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any other Credit Documents, and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders and the Lenders; and (iii) pay and reimburse (A) each

Lender for any payments made by such Lender to the Administrative Agent pursuant to Section 9.06 and (B) the Administrative Agent for any and all liabilities, expenses or disbursements incurred by it which are the subject of indemnification payments from the Lenders to the extent that the Administrative Agent, for whatever reason, did not receive such indemnification payments from any Lender or Lenders. The Borrower also agrees to indemnify each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of any Credit Document.

     (b) The Borrower will indemnify the Administrative Agent and each of the Lenders and their respective directors, officers, employees, agents and Affiliates (for purposes of this paragraph, each, an "INDEMNITEE") against, and to hold each Indemnitee harmless from, any and all claims, liabilities, damages, losses, costs, charges and expenses (including reasonable fees and expenses of counsel) incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of any Credit Document or any agreement or instrument contemplated by any Credit Document, the performance by the parties thereto of their respective obligations under any Credit Document or the consummation of the transactions and the other transactions contemplated by any Credit Document, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; PROVIDED, FURTHER, that the Lenders will make reasonable efforts to coordinate and to utilize the minimum number of law firms or counsel reasonably necessary to conduct properly any litigation with respect to which indemnity is sought under this Section 4.06(b).

     (c) The Borrower will indemnify the Administrative Agent and the L/C Issuer and their respective directors, officers, employees, agents and Affiliates (for purposes of this paragraph, each, an "INDEMNITEE") against, and to hold each Indemnitee harmless from, any and all claims, liabilities, damages, losses, costs, charges and expenses (including fees and expenses of counsel) incurred by or asserted against any of them arising out of, in any way connected with, or as a result of (i) the issuance of any Letter of Credit or (ii) the failure of the L/C Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any Governmental Authority; PROVIDED that such indemnity shall not, as to any such Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses
(i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (ii) are attributable to taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities or similar charges whether or not the Borrower is required to pay amounts with respect thereto under this Agreement. As between the Borrower and the L/C Issuer, the Borrower assumes all risks of the acts and omissions of, or misuse of a Letter of Credit by, a beneficiary of such Letter of Credit. In furtherance and not in limitation of the foregoing, no Indemnitee shall be responsible for any of the following:
(A) the form, validity, sufficiency, accuracy, genuineness or legal effects of any documents submitted by any party in connection with the request and application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason whatsoever; (C) any failure of a beneficiary of any Letter of Credit to comply with any condition of drawing thereunder; (D) any errors, omissions, inter ruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not in cipher; (E) any error in interpretation; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) any misapplication by a beneficiary of any Letter of Credit of the proceeds of any drawing thereunder; or (H) any consequences arising from or related to events or circumstances beyond the control of the L/C Issuer, including any act or omission, whether rightful or wrongful, of any Governmental Authority. In furtherance and not in limitation of the specific provisions herein set forth, any action taken or omitted by the L/C Issuer under or in connection with any Letter of Credit or related certificates, if taken or omitted in good faith, shall not result in or give rise to any liability of any Indemnitee to the Borrower. Notwithstanding any of the foregoing, nothing in this Section 4.06(c) shall relieve the L/C Issuer of any liability determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the L/C Issuer.

     (d) All amounts due under this Section 4.06 shall be payable in immediately available funds upon written demand therefor.

     Section 4.07 Replacement of Lenders. If no Default or Event of Default shall have occurred and be continuing, the Borrower may, at any time, replace any Lender that has requested the Borrower to pay amounts pursuant to Section
4.04 or whose obligation to make any Loans has been suspended pursuant to
Section 4.05 (each, an "AFFECTED LENDER"), by giving not less than 10 Business Days' prior written notice to the Administrative Agent (which shall promptly notify such Affected Lender and each other Lender), that it intends to replace such Affected Lender with one or more lenders (including, but not limited to, any other Lender under this Agreement) selected by the Borrower and reasonably acceptable to the Administrative Agent, PROVIDED that such replacement Lender shall also agree to become a replacement Lender. The method (whether by assignment or otherwise) of and documentation for such replacement shall be reasonably acceptable to the Affected Lender, the other Lenders and the Administrative Agent. Upon the effective date of any replacement under this
Section 4.07, and as a condition thereto, the Borrower shall, or shall cause the replacement Lender or Lenders to, pay to the Affected Lender being replaced any amounts owing to such Affected Lender hereunder (including, without limitation, interest, fees, compensation and additional amounts under this Article IV, in each case accrued to the effective date of such replacement), whereupon (i) each replacement lender shall become a "Lender" for all purposes of this Agreement having a Commitment in the amount of such Affected Lender's Commitment assumed by it, (ii) the Commitment of the Affected Lender being replaced shall be terminated upon such effective date and (iii) the Affected Lender shall cease to be a "Lender" as of such effective date.

     Section 4.08 Survival. The provisions of Sections 4.03, 4.04 and 4.06, shall remain in effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any Loans, the reduction or termination of any Commitments, the invalidity or unenforceability of any term or provision of any Credit Document or any investigation made by or on behalf of the Lenders.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Section 5.01 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the L/C Issuer and each Lender as follows:

          (a) Corporate Organization and Power. The Borrower is a corporation, duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation; it has all necessary corporate power to own its property and to carry on its business as now being conducted; and it is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified, or to be in good standing, could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) Subsidiaries. SCHEDULE 5.01(B) (as updated from time to time pursuant to Section 7.01) identifies each Subsidiary, the jurisdiction of its incorporation, the percentage of issued and outstanding shares of each class of its capital stock owned by the Borrower and the Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and the number of shares of each class issued and outstanding. Each Subsidiary (other than inactive Subsidiaries, as identified on SCHEDULE 5.01(B)) is a corporation, duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation, has all necessary corporate power to carry on its present business, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. All such shares owned by the Borrower are owned beneficially, and of record, free of any Lien, other than Liens granted under the Pledge Agreement.

          (c) Corporate Authority. The Borrower has all necessary corporate power and authority to execute and deliver, and to incur and perform its obligations under, each of the Credit Documents, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance of, or the exercise by the Administrative Agent or the Lenders of any of their rights or remedies under, any Credit Document.

          (d) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from any Governmental Authority or other Person necessary for the execution, delivery and performance by the Borrower of, and the incurrence and performance of each of its obligations under, each of the Credit Documents, and the exercise by the Administrative Agent and the Lenders of their remedies under each of the Credit Documents have been effected or obtained and are in full force and effect.

          (e) Binding Obligation. Each of the Credit Documents (other than the Notes) constitutes and, when issued in accordance with the terms hereof, each Note will constitute, the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (f) Litigation; Labor Controversies. Except as described in SCHEDULE 5.01(F) hereto, there are no proceedings or investigations now pending or, to the knowledge of the Borrower, threatened before any court or arbitrator or before or by any Governmental Authority which, individually or in the aggregate, if determined adversely to the interests of the Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 5.01(F), there are no labor controversies pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Subsidiary which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (g) No Conflicts. There is no law, regulation, rule, order or judgment, and no provision of any material agreement or instrument binding upon the Borrower or any Subsidiary, or affecting their properties, and no provision of the certificate of incorporation or by-laws (or similar constitutive instruments) of the Borrower or any Subsidiary, that would prohibit, conflict with or in any way impair the execution or delivery of, or the incurrence or performance of any obligations of the Borrower under, any Credit Document, or result in or require the creation or imposition of any Lien on property of the Borrower or any Subsidiary as a consequence of the execution, delivery and performance of any Credit Document.

          (h) Financial Condition. (i) The consolidated balance sheet of the Borrower as of March 1, 1997, together with consolidated statements of income, retained earnings, paid-in capital and surplus and cash flows for the fiscal year then ended, reported upon by KPMG Peat Marwick LLP, and the consolidated balance sheet of the Borrower as of November 29, 1997, together with statements of income and cash flows for the three and nine months then ended, heretofore delivered to the Administrative Agent and the Lenders, fairly present the consolidated financial condition, consolidated results of operations and transactions in surplus accounts of the Borrower as of the dates and for the periods referred to and have been prepared in accordance with GAAP consistently applied throughout the period involved. There are no material liabilities (whether known or unknown, direct or indirect, fixed or contingent, and of any nature whatsoever) of the Borrower or any Subsidiary as of the date of such balance sheet that are not reflected therein or in the notes thereto.

          (ii) Except as provided in SCHEDULE 5.01(H)(II), there has been no material adverse change in the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower and the Subsidiaries, taken as a whole, since the date of the balance sheet dated November 29, 1997 referred to in Section 5.01(h)(i).

          (i) Taxes. The Borrower and its Subsidiaries (with the exception of Harmon LTS, S.A., as long as such Subsidiary does not have a tax liability of greater than $3,500,000) have filed all United States federal tax returns, and all other tax returns, required to be filed and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been provided. No notices of tax liens have been filed and no claims are being asserted concerning any such taxes, which liens or claims could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries for any taxes or other governmental charges are adequate.

          (j) Margin Regulations; Margin Stock; Use of Proceeds. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its primary activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. The proceeds of the Loans and Letters of Credit are to be used solely for the purposes set forth in and permitted by Section 7.01(k). The Borrower will not use the proceeds of any Loan or Letter of Credit in a manner that violates any provision of the Margin Regulations.

          (k) Compliance with ERISA. With respect to each Plan, the Borrower and each other member of the ERISA Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA, and with the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Borrower nor any Subsidiary has any contingent liabilities for any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

          (l) Not an Investment Company. Neither the Borrower nor any Subsidiary is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, each as amended, or any foreign, federal, state or local statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

          (m) Properties. The Borrower and the Subsidiaries each has good and marketable title to, or valid leasehold interests in, all of its respective properties and assets that are reflected on the consolidated balance sheet of the Borrower as of the most recent date, except for such immaterial properties and assets as have been disposed of in the ordinary course of business and except for minor defects in title that do not interfere with the ability of the Borrower or any Subsidiary to conduct its business as now conducted. All such assets and properties are so owned or held free and clear of all Liens, except Permitted Liens.

          (n) Compliance with Laws. The Borrower and each of its Subsidiaries has all necessary licenses, permits and governmental authorizations to own and operate its Properties and to carry on its business as currently conducted and contemplated, except to the extent failure to have the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Subsidiaries is in material compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities except for any such law, regulation, ordinance or order which, the failure to comply therewith, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (o) Environmental Protection. To the Borrower's knowledge, based upon reasonable investigation, all real property owned or leased by the Borrower or any Subsidiary is free of contamination from any substance that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or constituent thereof, currently identified or listed as hazardous or toxic pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., or any other Environmental Laws, or any other substance which has in the past or could at any time in the future cause or constitute a health, safety or environmental hazard to any person or property, including asbestos in any building, petroleum products, PCBs, pesticides, or radioactive materials. To the Borrower's knowledge, based upon reasonable investigation, neither the Borrower nor any Subsidiary has caused or suffered to occur any release of any Hazardous Substance into the environment or any other conditions that, individually or in the aggregate, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in any violations of any Environmental Laws that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. To the Borrower's knowledge, based upon reasonable investigation, neither the Borrower nor any Subsidiary has caused or suffered to occur any condition on any of their property that could give rise to the imposition of any Lien under the Environmental Laws. To the Borrower's knowledge, based on reasonable investigation, to the extent that any Subsidiary is engaged in any manufacturing or any other operations, other than the use of petroleum products for vehicles, that require the use, handling, transportation, storage or disposal of any Hazardous Substance, such Subsidiary possesses all necessary permits required for such manufacturing or operations and are in compliance with the laws, rules and regulations applicable to such permit holders, except to the extent failure to have the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower is not engaged in any manufacturing or any other operations, other than the use of petroleum products for vehicles, that require the use, handling, transportation, storage or disposal of any Hazardous Substance, where such operations require permits or are otherwise regulated pursuant to the Environmental Laws.

          (p) Insurance. All of the properties and operations of the Borrower and each Subsidiary of a character usually insured by companies of established reputation engaged in the same or a similar business similarly situated are adequately insured, by financially sound and reputable insurers, against loss or damage of the kinds and in amounts customarily insured against by such Persons, and the Borrower and the Subsidiaries carry, with such insurers in customary amounts, such other insurance, including larceny, embezzlement or other criminal misappropriation insurance and business interruption insurance, as is usually carried by companies of established reputation engaged in the same or a similar business similarly situated.

          (q) No Burdensome Restrictions; Compliance with Agreements. Neither the Borrower nor any Subsidiary is (a) subject to any law, regulation, rule or order that (individually or in the aggregate) materially adversely affects the business, operations,

     Property or financial or other condition of the Borrower or the Borrower and its Subsidiaries taken as a whole or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation to which it is a party, which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the business, operations, Property or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

          (r) Security Agreements. The provisions of each of the Security Agreement and the Pledge Agreement will be effective to create in favor of the Collateral Agent a valid, binding and enforceable security interest in the Collateral described therein, which, upon the filing of financing statements and the taking of the other actions specified in the Security Documents, will constitute a fully perfected first and prior security interest superior in right to any Liens, except (i) as otherwise contemplated by such Security Documents, (ii) for Liens, if any, permitted to be prior hereunder or under any Credit Document, existing or future, which any Person may have against such Collateral or interests therein, including, without limitation, Permitted Liens, and (iii) that such enforceability is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (s) Systems. The Borrower and its Subsidiaries are using reasonable efforts to ensure that all essential data processing systems used by them are "year 2000 compliant."

          (t) Full Disclosure. All information relating to the Borrower or its Subsidiaries delivered in writing to the Administrative Agent or any Lender in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents is true and complete in all material respects. There is no material fact of which the Borrower is aware which, individually or in the aggregate, would reasonably be expected to influence adversely any Lender's credit analysis relating to the Borrower and its Subsidiaries which has not been disclosed to the Lenders in writing.

     Section 5.02 Survival. All representations and warranties made by the Borrower in this Agreement, and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, shall
(i) be considered to have been relied upon by the Lenders, (ii) survive the making of Loans and the issuance of Letters of Credit regardless of any investigation made by, or on behalf of, the Lenders, and (iii) continue in full force and effect as long as the Commitments have not been terminated and, thereafter, so long as any Loan, L/C Obligation, Commitment Fee, Letter of Credit Fee or other amount payable under any Credit Document remains unpaid.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         Section 6.01 Conditions to the Availability of the Commitments. The obligations of each Lender and the L/C Issuer hereunder are subject to, and the Lenders' Commitments shall not become available until the earliest time (the "EFFECTIVE TIME") (which shall be no later than the close of business in The City of New York on May 22, 1998) on which each of the following conditions precedent shall have been satisfied or waived in writing by each of the Lenders:

          (a) Credit Documents. The Administrative Agent shall have received this Agreement duly executed and delivered by each of the Lenders and the Borrower and the Contribution Agreement, the Intercreditor Agreement and the Subsidiary Guaranty, as well as any other Credit Documents, duly executed and delivered by each of the parties thereto.

          (b) Security Documents. The Administrative Agent shall have received each of the Pledge Agreement and the Security Agreement duly executed and delivered by the parties thereto granting to the Collateral Agent, for its benefit and the equal and ratable benefit of the Lenders, a security interest in the collateral described therein together with (i) copies of Financing Statements (Form UCC-1) to be filed under the Uniform Commercial Code, and other financing documents as provided in the Pledge Agreement and Security Agreement, (ii) evidence reasonably satisfactory to the Administrative Agent with respect to the Collateral Agent's first priority security interest in such collateral, other than collateral subject to Permitted Liens (which may include, but shall not be limited to, certified copies of Request for Information (Form UCC-11) or equivalent reports, listing all financing statements which name the Borrower or any Subsidiary as debtor and which are on file, as of a recent date prior to the Closing Date, in all relevant jurisdictions listed in the Security Documents) and
     (iii) stock powers, duly endorsed in blank, with respect to all shares of stock of Subsidiaries included in the collateral. In the case of clause
     (iii) of the preceding sentence, the stock certificates representing all shares of stock of Subsidiaries included in the collateral may be delivered to the Administrative Agent in the form they exist as of the Effective Time, PROVIDED, HOWEVER, that (A) the stock certificates delivered at the Effective Time represent all shares of stock of Subsidiaries included in the collateral and (B) the Borrower provides the Administrative Agent with
     (x) an explanation of the necessary changes to be made to the stock certificates so provided, so as to enable the Administrative Agent to assess the completeness of the stock certificates so provided in light of currently existing Subsidiaries and (y) a commitment to provide the Administrative Agent with all reissued, revised or replaced stock certificates as soon as practicable after the Effective Time, but in no case later than 14 Business Days after the Effective Date (or such later date as the Administrative Agent may in writing agree).

          (c) Evidence of Corporate Action. The Administrative Agent, for each of the Lenders, shall have received the following:

               (i) a copy of the Articles of Incorporation of the Borrower, as in effect on the Effective Date, certified by the Secretary of State of Minnesota, and a certificate from such Secretary of State as to the good standing of the Borrower, in each case as of a date reasonably close to the Effective Date;

               (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Effective Date, stating (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on such date and at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the various Credit Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of incorporation of the Borrower has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and signature of each officer executing this Agreement or any document delivered in connection herewith on behalf of the Borrower; and

               (iii) copies of a certificate of the Secretary or Assistant Secretary of each of the Subsidiaries that is a party to any Security Document, dated the Effective Date, stating (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Subsidiary authorizing the execution, delivery and performance of each such Security Document, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (B) as to the incumbency and signature of each officer executing each such Security Document or any document delivered in connection with this Agreement or any such Security Document on behalf of such Subsidiary.

          (d) Opinions of Counsel. The Administrative Agent, for each of the Lenders, shall have received a favorable written opinion, dated the Effective Date and addressed to the Lenders under this Agreement, of (i) Dorsey & Whitney LLP, counsel for the Borrower, in substantially the form of EXHIBIT D-1, and (ii) Sullivan & Cromwell, counsel for the Administrative Agent, in substantially the form of EXHIBIT D-2.

          (e) Representations and Warranties. The representations and warranties contained in Section 5.01 shall be true and correct on the Effective Date, and the Lenders shall have received a certificate, signed by a Responsible Officer of the Borrower, to that effect.

          (f) Existing Facility. Each of the Existing Credit Agreement, the Existing Contribution Agreement, the Existing Intercreditor Agreement, the Existing Pledge Agreement, the Existing Security Agreement and the Existing Subsidiary Guaranty shall have been cancelled or terminated in accordance with its respective terms, any promissory notes issued thereunder shall have been cancelled or returned to the Borrower, and the Administrative Agent shall have received written evidence thereof.

          (g) Other Documents. The Lenders shall have received such other certificates, opinions and other documents as the Administrative Agent or the Required Lenders reasonably may require.

          (h) Fees. The Administrative Agent shall have received any fees or other payments which are due and payable pursuant to the fee letter agreement, dated as of April 24, 1998, among the Borrower, The Bank of New York and BNY Capital Markets, Inc., on or prior to the Effective Time.

     Section 6.02 Conditions to All Loans. The obligations of each Lender to make each Loan and of the L/C Issuer to issue each Letter of Credit are subject to the conditions precedent that, on the date of each Loan or Letter of Credit and after giving effect thereto, each of the following conditions precedent shall have been satisfied, or waived in writing by the Lenders:

          (a) Borrowing Request. The Administrative Agent shall have received a Revolving Credit Request, Swing Line Request or L/C Request in accordance with the terms of this Agreement.

          (b) No Default. No Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default occur as a result of the making of such Loan or the issuance of such Letter of Credit.

          (c) Representations and Warranties; Covenants. The representations and warranties contained in Section 5.01 shall have been true and correct when made and (except to the extent that any representation or warranty speaks as of a date certain) shall be true and correct on the Borrowing Date with the same effect as though such representations and warranties were made on such Borrowing Date; and the Borrower shall have complied with all of its covenants and agreements under the Credit Documents.

     Section 6.03 Satisfaction of Conditions Precedent. Each of (i) the delivery by the Borrower of a Revolving Credit Request, Swing Line Request or L/C Request and (ii) the acceptance of the proceeds of a Loan shall be deemed to constitute a certification by the Borrower that, as of the Borrowing Date, each of the conditions precedent contained in Section 6.02 has been satisfied with respect to any Loans then being made.


                                   ARTICLE VII

                                    COVENANTS

     Section 7.01 Affirmative Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents and termination of the Commitments of the Lenders hereunder, the Borrower will:

          (a) Financial Statements; Compliance Certificates. Furnish to the
     Lenders:

               (i) as soon as available, but in no event more than 45 days following the end of each of the first three quarters of each fiscal year, copies of the Borrower's Quarterly Report on Form 10-Q being filed with the SEC, which shall include a consolidated balance sheet and consolidated income statement of the Borrower and the Subsidiaries for such quarter;

               (ii) as soon as available, but in no event more than 90 days following the end of each fiscal year, a copy of the Borrower's Annual Report on Form 10- K being filed with the SEC, which shall include the consolidated financial statements of the Borrower and the Subsidiaries, together with a report thereon by KPMG Peat Marwick LLP (or another firm of independent certified public accountants reasonably satisfactory to the Lenders), for such year;

               (iii) together with each report delivered pursuant to Sections 7.01(a)(i) and (ii), a certificate of the Borrower, signed by a Responsible Officer, in substantially the form of EXHIBIT E, stating whether, as of the last date of the financial statements included in such report, any event occurred or circumstance existed which, individually or in the aggregate, constituted a Default or Event of Default (and, if so, detailing the facts with respect thereto) and whether the Borrower was in compliance with the covenants set forth in this Article VII, together with calculations to establish the Borrower's compliance with the covenants contained in Section 7.03;

               (iv) promptly upon the filing by the Borrower with the SEC or any national securities exchange of any registration statement (other than a registration statement on Form S-8 or an equivalent form) or regular periodic report (other than the reports referred to in Sections 7.01(a)(i) and (ii)), notification of such filing; and, at the request of any Lender, the Borrower shall deliver to such Lender a copy of such filing (excluding exhibits);

               (v) promptly upon the mailing thereof to the shareholders of the Borrower generally copies of all financial statements, reports and proxy statements so mailed;

               (vi) within two Business Days of any Responsible Officer of the Borrower obtaining knowledge of any Default or Event of Default, a certificate of a Responsible Officer of the Borrower stating that such certificate is a "Notice of Default" and setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and

               (vii) such additional information, reports or statements, regarding the business, financial condition or results of operations of the Borrower and its Subsidiaries, as the Administrative Agent or any of the Lenders from time to time may reasonably request.

          (b) Corporate Existence. Except as permitted by Section 7.02(a), maintain, and cause each Subsidiary to maintain, its corporate existence in good standing and qualify and remain qualified to do business in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that the failure to qualify, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (c) Conduct of Business. Preserve, renew and keep in full force and effect, and cause each Subsidiary to preserve, renew and keep in full force and effect, all its franchises and licenses necessary or desirable in the normal conduct of its business and the loss of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and comply, and cause each Subsidiary to comply, with all applicable laws, orders, rules and regulations of all Governmental Authorities the failure with which so to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (d) Authorizations. Obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities required for the validity or enforceability of the Credit Documents.

          (e) Taxes. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties are attached thereto, except to the extent that (i) such taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings by the Borrower or such Subsidiary, as the case may be, (ii) unless the amount thereof is not material to the Borrower's consolidated financial condition, adequate reserves are maintained (in accordance with GAAP) by the Borrower or such Subsidiary, as the case may be, with respect thereto, and (iii) any failure to pay and discharge such taxes, assessments and governmental charges could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (f) Insurance. Maintain, and cause each Subsidiary to maintain, insurance with reputable insurance companies against such risks, of such types (including general liability, larceny, embezzlement or other criminal misappropriation insurance), on such properties and in such amounts as is customarily maintained by similar businesses similarly situated; provide evidence that, to the extent required by the Administrative Agent and the Lenders, the Administrative Agent, for its benefit and the benefit of the Lenders, has been named as loss payee by endorsement to the policies for such insurance; and file and cause each Subsidiary to file with the Administrative Agent upon its request or the request of any Lender a detailed list of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

          (g) Inspection. Upon reasonable notice, permit, and cause each Subsidiary to permit, the Administrative Agent and the Lenders to have one or more of their officers and employees, or any other Person or Persons designated by the Administrative Agent or the Lenders, reasonable access, prior to the occurrence and continuance of any Default or Event of Default, at the expense of the Administrative Agent and the Lenders and at any time a Default or Event of Default has occurred and is continuing, at the Borrower's expense, to any of the properties of the Borrower and the Subsidiaries and to examine the minute books, books of account and other records of the Borrower and the Subsidiaries, and discuss its affairs, finances and accounts with its officers and with the Borrower's independent accountants, during normal business hours and at such other reasonable times, for the purpose of monitoring the Borrower's compliance with its obligations under the Credit Documents; PROVIDED, HOWEVER, that except upon the occurrence and during the continuance of any Default or Event of Default, not more than one such set of visits and inspections may be conducted each calendar quarter.

          (h) Maintenance of Records. For the Borrower and each of its Subsidiaries (i) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (ii) set up on its books reserves with respect to all taxes, assessments, charges, reviews and claims; and (iii) on a current basis, set up on its books, from its earnings, appropriate reserves against doubtful accounts receivable, advances and investments and all other proper reserves (including by reason of enumeration, reserves for premiums, if any, due on required prepayments and reserves for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. (All determinations pursuant to this Section 7.01(h) shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of the independent auditors regularly engaged by the Borrower.)

          (i) Maintenance of Property. Maintain, keep and preserve and cause each Subsidiary to maintain, keep and preserve all of its properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, and improvements thereto, except to the extent that any failure so to maintain, keep and preserve such properties, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (j) ERISA. Furnish to the Lenders:

               (i) within ten days after a Responsible Officer learns that any "reportable event" (as defined in Section 4043(c) of ERISA), other than a reportable event for which the 30-day notice requirement has been waived by the PBGC, has occurred with respect to a Pension Plan, a statement setting forth details as to such reportable event and the action proposed to be taken with respect thereto;

               (ii) within ten days after receipt thereof, a copy of any notice that any member of the ERISA Group may receive from the PBGC relating to the intention of the PBGC to terminate any Pension Plan or to appoint a trustee to administer any Plan;

               (iii) within ten days after filing with any affected party (as such term is defined in Section 4001 of ERISA) of a notice of intent to terminate a Pension Plan, a copy of such notice and a statement setting forth the details of such termination, including the amount of liability, if any, of any member of the ERISA Group under Title IV of ERISA;

               (iv) within ten days after the adoption of an amendment to a Pension Plan if, after giving effect to such amendment, the Pension Plan is a plan described in Section 4021(b) of ERISA, a statement setting forth the details thereof;

               (v) within 30 days after withdrawal from a Pension Plan during a plan year for which any member of the ERISA Group could be subject to liability under Section 4063 or 4064 of ERISA, a statement setting forth the details thereof, including the amount of such liability;

               (vi) within 30 days after cessation of operations by any member of the ERISA Group at a facility under the circumstances described in
          Section 4062(e) of ERISA, a statement setting forth the details thereof, including the amount of liability of the Borrower or a member of the ERISA Group under Title IV of ERISA;

               (vii) within ten days after adoption of an amendment to a Pension Plan which would require security to be given to the Pension Plan pursuant to Sec tion 401(a)(29) of the Code or Section 307 of ERISA, a statement setting forth the details thereof, including the amount of such security;

               (viii) within ten days after failure by any member of the ERISA Group to make payment to a Pension Plan which would give rise to a lien in favor of the Plan under Section 302(f) of ERISA, a statement setting forth the details thereof, including the amount of such lien;

               (ix) within ten days after the due date for filing with the PBGC, pursuant to Section 412(n) of the Code, of a notice of failure to make a required installment or other payment with respect to a Pension Plan, a statement setting forth details as to such failure and the action proposed to be taken with respect thereto; and

               (x) within 30 days after receipt thereof by any member of the ERISA Group from the sponsor of a Multiemployer Plan, a copy of each notice concerning the imposition of withdrawal liability or the termination or reorganization of a Multiemployer Plan.

          (k) Notice of Defaults and Adverse Developments. Promptly notify the Administrative Agent upon the discovery by any Responsible Officer of the occurrence of (i) any Default or Event of Default; (ii) any event, development or circumstance whereby the financial statements most recently furnished to the Agent fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operating results of the Borrower and the Subsidiaries as of the date of such financial statements;
     (iii) any litigation or proceedings that are instituted or threatened (to the knowledge of the Borrower) against the Borrower or any Subsidiary or any of their respective assets that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iv) any event, development or circumstance which, individually or in the aggregate, could reasonably be expected to result in an event or default (or, with the giving of notice or lapse of time or both, an event of default) under any Indebtedness and the amount thereof; and (v) any other development in the business or affairs of the Borrower or any Subsidiary if the effect thereof would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; in each case describing the nature thereof and the action the Borrower proposes to take with respect thereto. (Upon receipt, the Administrative Agent shall promptly advise each Lender of the contents of any such notice.)

          (l) Use of Proceeds. Use each Loan, and the credit provided by Letters of Credit, only (i) to repay Indebtedness outstanding at the Effective Time, (ii) for working capital requirements and (iii) for general corporate purposes, including Capital Expenditures. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.02(b) hereof will be margin stock (within the meaning of the Margin Regulations).

          (m) Environmental Matters. (i) Comply, and cause each Subsidiary to comply, in all material respects with all applicable Environmental Laws,
     (ii) notify the Administrative Agent promptly after becoming aware of any Environmental Claim, or any fact or circumstance that could reasonably be expected to result in an Environmental Claim or a violation of any Environmental Law that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, with respect to the Borrower's or any Subsidiaries' properties or facilities, and (iii) promptly forward to the Administrative Agent a copy of any material order, notice, permit, application, or any other communication or report received in connection with any such matters as they may affect such premises.

          (n) Measurement Date. Provide to the Administrative Agent the Debt/EBITDA Ratio and the Senior Debt/EBITDA Ratio within one Business Day of (i) the date a Revolving Credit Request (which designates Eurodollar Loans), L/C Request or Conversion Request is submitted by the Borrower,
     (ii) the date any Responsible Officer obtains actual knowledge of a change in the Debt/EBITDA Ratio or the Senior Debt/EBITDA Ratio, (iii) the date the Administrative Agent or any Lender requests such ratio and (iv) the last day of every month, in each case calculated as of the date of such event or occurrence.

     Section 7.02 Negative Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents and termination of the Commitments of the Lenders hereunder, the Borrower will not:

          (a) Mergers, Consolidations and Sales of Assets. Be a party to any merger, consolidation or share exchange, or sell, transfer, lease or otherwise dispose of all or any substantial part of its assets or property, including any disposition of assets or property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable, or permit any Subsidiary so to do; PROVIDED, HOWEVER, that this Section shall not apply to nor operate to prevent (i) the Borrower being a party to any merger where the Borrower is the surviving Person if, after given effect to such merger, no Default or Event of Default would then exist, (ii) any Subsidiary (a) merging into the Borrower or (b) being a party to any merger which does not involve the Borrower where a Subsidiary is the surviving Person if, after giving effect to such merger, no Default or Event of Default would then exist, or (iii) the Borrower or any Subsidiary from selling its inventory in the ordinary course of its business. The term "SUBSTANTIAL" as used herein shall mean an amount in excess of 5% of the total assets of the Borrower or such Subsidiary (computed based upon the total assets of the Borrower or such Subsidiary set forth in the most recently prepared balance sheet) per year. For purposes of this Section 7.02(a) the Property of the Borrower and its Subsidiaries shall be valued at the greater of book or fair market value of such Property.

          (b) Liens. Create, incur, assume or suffer to exist any Lien, or permit any Subsidiary so to do, upon or in any of its property or assets, whether now owned or hereafter acquired, except the following Liens (collectively, "PERMITTED LIENS"):

               (i) Liens arising by operation of law in connection with worker's compensation, unemployment insurance, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits, pledges or Liens in connection with bids, tenders, contracts or leases to which the Borrower or any Subsidiary is a party (other than contracts for borrowed money), or other deposits required to be made or surety bonds or other obligations of like nature (which for the purposes of this Agreement shall include letters of credit in the nature of a surety bond) required to be obtained in the ordinary course of business in connection with any of the foregoing; PROVIDED that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Borrower;

               (ii) mechanics', workmen's, materialmen's, landlords', carriers' or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) securing obligations not due or, if due, being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Borrower;

               (iii) Liens for taxes or assessments or other government charges or levies on the Borrower or any Subsidiary of the Borrower or their respective Properties, not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Borrower;

               (iv) Liens arising out of judgments or awards against the Borrower or any Subsidiary of the Borrower, or in connection with surety or appeal bonds in connection with bonding such judgments or awards, the time for appeal from which or petition for rehearing of which shall not have expired or with respect to which the Borrower or such Subsidiary shall be prosecuting an appeal or proceeding for review, and with respect to which it shall have obtained a stay of execution pending such appeal or proceeding for review; PROVIDED that the aggregate amount of liabilities (including interest and penalties, if any) of the Borrower and its Subsidiaries secured by such Liens shall not exceed $2,500,000 at any one time outstanding;

               (v) Liens upon any Property acquired by the Borrower or any Subsidiary of the Borrower to secure any Indebtedness of the Borrower or any Subsidiary incurred at the time of the acquisition of such Property to finance the purchase price of such Property, or Liens upon property resulting from the sale by the Borrower or any Subsidiary of Property and the leasing of the same or similar property from the purchaser thereof (or a subsequent purchaser or lessee), PROVIDED that any such Lien shall apply only to the Property that was so acquired or sold and leased back and the aggregate principal amount of Indebtedness secured by such Liens shall not exceed $15,000,000 at any time outstanding;

               (vi) Survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties which are necessary for the conduct of the activities of the Borrower and any Subsidiary of the Borrower or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Borrower or any Subsidiary of the Borrower;

               (vii) Liens listed on SCHEDULE 7.02(B), as modified as soon as practicable following the Effective Date in order to add all real property Liens in existence on the Effective Date (which real property Liens could not reasonably be expected, in the aggregate, to have a Material Adverse Effect);

               (viii) Liens securing Indebtedness of a Subsidiary of the Borrower incurred in connection with the acquisition or construction of Property of such Subsidiary; PROVIDED that such Lien is limited to the Property being financed by such Indebtedness and any revenues of such Subsidiary directly attributable to such Property; and PROVIDED, FURTHER, that the Indebtedness secured by such Lien is non-recourse to the Borrower and its Subsidiaries;

               (ix) Any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing paragraphs (i) through (viii), inclusive, PROVIDED, HOWEVER, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of any extension, renewal or refinancing, and that such extension, renewal or refinancing shall be limited to the Property which was subject to the Lien so extended, renewed or refinanced;

               (x) Liens securing obligations under the Credit Documents, including Liens provided for in the Security Documents; and

               (xi) Liens securing Indebtedness existing or incurred in connection with industrial revenue bonds or industrial development bonds, as permitted by Section 7.02(c), PROVIDED such Liens are limited to Liens on the capital assets that have been acquired or construction of which has been financed by the proceeds of such industrial revenue bonds or industrial development bonds.

          (c) Indebtedness. Create, incur, assume, suffer to exist, Guaranty or become or remain contingently liable for any Indebtedness, or permit any Subsidiary so to do, except:

               (i) Indebtedness to the Administrative Agent and one or more Lenders under the Credit Documents;

               (ii) Indebtedness of the Borrower which, when in place, will not cause the Borrower to be in violation of the covenants contained in
          Section 7.03;

               (iii) Indebtedness of Subsidiaries secured by Liens permitted pursuant to Sections 7.02(b)(v) or (viii) which, when in place, will not cause the Borrower to be in violation of such Sections or of the covenants contained in Section 7.03;

               (iv) (A) Debt of Subsidiaries of the Borrower in an aggregate outstanding amount at any time not to exceed $2,500,000 (B) Indebtedness of Subsidiaries of the Borrower to the Borrower, (C) Indebtedness of Subsidiaries of the Borrower consisting of any surety bond or other obligations of like nature, PROVIDED that such Indebtedness shall be permitted pursuant to this Section 7.02(c)(iii) only (x) with respect to the portion of such surety bond or other obligation as to which no demand or unreimbursed drawing has been made, (y) if such surety bond or other obligation has been provided in the ordinary course of such Subsidiaries' business and (z) if such Indebtedness, when in place, will not cause the Borrower to be in violation of the Financial Covenants, (D) Indebtedness of Subsidiaries of the Borrower consisting of trade payables not evidenced by a note or similar instrument incurred in the ordinary course of such Person's business, if such Indebtedness, when in place, will not cause the Borrower to be in violation of the Financial Covenants, and (E) Indebtedness of Subsidiaries of the Borrower consisting of industrial revenue bonds or obligations of like nature, but only to the extent permitted by the final sentence of this Section 7.02(c), if such Indebtedness, when in place, will not cause the Borrower to be in violation of the Financial Covenants;

               (v) Subordinated debt issued in the Subordinated Debt Transaction; and

               (vi) Existing Indebtedness listed on SCHEDULE 7.02(C).

     In no case, however, will the Borrower or its Subsidiaries, individually or in the aggregate, create, incur, assume, suffer to exist, Guaranty or become or remain contingently liable for any Indebtedness (excluding Loans, L/C Obligations, subordinated indebtedness issued in the Subordinated Debt Transaction and any surety bond or other obligations of like nature as to which no demand or unreimbursed drawing has been made) in excess of $50,000,000; PROVIDED that $25,000,000 of such amount may only include industrial revenue bonds or obligations of like nature.

          (d) Investments, Acquisitions, Loans, Advances and Guaranties. Directly or indirectly, make, retained or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets or business or any other Person or division thereof, or Guaranty or become liable as endorser, guarantor, surety or otherwise (such as liability as a general partner) for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person (cumulatively, all of the foregoing, being "INVESTMENTS"), or permit any Subsidiary to do any of the foregoing; PROVIDED, HOWEVER, that the foregoing provisions shall not apply to nor operate to prevent:

               (i) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America PROVIDED that any such obligation matures within one year from the date it is acquired by the Borrower or Subsidiary;

               (ii) investments in commercial paper rated P-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation maturing within one year of its date of issuance;

               (iii) investments in certificates of deposit issued by any Lender or any United States commercial bank having capital and surplus of not less than $500,000,000 maturing within one year from the date of issuance thereof or in banker's acceptances endorsed by any Lender or other such commercial bank and maturing within six months of the date of acceptance;

               (iv) investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (i) above entered into with any bank meeting the qualifications specified in subsection (iii) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

               (v) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (i), (ii), (iii) and (iv) above;

               (vi) ownership of stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary;

               (vii) endorsements of negotiable instruments for collection in the ordinary course of business;

               (viii) loans and advances to employees in the ordinary course of business for travel, relocation, and similar purposes;

               (ix) acquisitions of all or any substantial part of the assets or business of any other Person or division thereof engaged in a line of business directly related to that of the Borrower, or of a majority of the voting stock of such a Person; PROVIDED that such Person is engaged (or promptly after such acquisition will be engaged) in a line of business directly related to that of the Borrower; and PROVIDED, FURTHER, that (A) such Person becomes a Subsidiary of the Borrower as a result of such acquisition, (B) no Default or Event of Default exists or would exist after giving effect to such acquisition, (C) the Board of Directors or other governing body of such Person whose Property, or voting stock or other interests in which, are being so acquired has approved the terms of such acquisition, (D) such acquisition does not exceed $15,000,000 in aggregate purchase price;

               (x) Investments consisting of performance bonds and letters of credit and other similar surety devices obtained to support, or in lieu of, performance bonds, in each case entered into in the ordinary course of business;

               (xi) Investments in Subsidiaries;

               (xii) other Investments in stock or other securities, PROVIDED that the aggregate amount of any such Investments at any time outstanding does not exceed $1,000,000;

               (xiii) notwithstanding Section 7.02(d)(ix), additional Investments in joint ventures existing as of the date hereof; PROVIDED that (A) no Default or Event of Default exists or would exist after giving effect to such Investments and (B) the aggregate purchase price to be paid after the date hereof for such Investments do not exceed $40,000,000; and

               (xiv) any Guaranty or liability as endorser, guarantor, surety or otherwise (such as liability as a general partner) for any debt, obligation or undertaking of any other Person, or agreement to provide funds for payment of the obligations of another, or supplying of funds thereto or investing therein or otherwise assuring a creditor of another against loss, or applying for or becoming liable to the issuer of a letter of credit which supports an obligation of another, to the extent such instrument or action would constitute Indebtedness permitted under Section 7.02(c).

          In determining the amount of investments, acquisitions, loans, advances and guarantees permitted under this Section 7.02(d), investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guarantees shall be taken at the amount of obligations guaranteed thereby.

          (e) Capital Expenditures. Make any Capital Expenditures, or permit any Subsidiary so to do, exceeding, in the aggregate for the Borrower and the Subsidiaries, $105,000,000 in the first fiscal year ending after the date hereof and $50,000,000 in any one fiscal year thereafter; PROVIDED that after the second anniversary hereof and notwithstanding the foregoing, the Borrower and its Subsidiaries may make additional Capital Expenditures up to an aggregate of $50,000,000 for the construction of glass technology facilities.

          (f) Dividends and Purchase of Stock. (i) Declare any dividends (other than dividends payable in capital stock of the Borrower) on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower, or permit any Subsidiary which is not a Wholly Owned Subsidiary so to do, or permit any Subsidiary to purchase or acquire any shares of any class of capital stock of the Borrower, unless, immediately after giving effect to such action, (A) there shall not have occurred any Default or Event of Default that is continuing and (B) the aggregate amount of such payments and distributions during any 12-month period shall not have exceeded 110% of such aggregate amounts paid or distributed in the 12-month period preceding such 12-month period; and

          (ii) Permit any Subsidiary to (x) issue a Guaranty or (y) enter into any agreement or instrument which by its terms restricts the ability of such Subsidiary to (A) declare or pay dividends or make similar distributions, (B) repay principal of, or pay any interest on, any Indebtedness owed to the Borrower or any Subsidiary described in Section 7.02(d)(xi)(A), (C) make payments of royalties, licensing fees and similar amounts to the Borrower or any other Subsidiary, (D) make loans or advances to the Borrower or any other Subsidiary or (E) permit the Borrower to engage in consolidated cash management consistent with its current practices.

          (g) Stock of Subsidiaries. Sell or otherwise dispose of any shares of capital stock of any Subsidiary (except in connection with a merger or consolidation of a Wholly Owned Subsidiary permitted by Section 7.02(a) or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except PRO RATA to its stockholders.

          (h) Use of Proceeds. Use the proceeds of Loans or Letters of Credit other than (i) to repay Indebtedness outstanding at the Effective Time,
     (ii) for working capital requirements and (iii) for general corporate purposes, including Capital Expenditures.

          (i) Subordinated Debt Transaction. (i) Amend or supplement the indenture or other instruments defining the rights of securityholders relating to Indebtedness issued in the Subordinated Debt Transaction without the written consent of the Administrative Agent (which consent will not be unreasonably withheld) or (ii) exchange such Indebtedness for other notes or securities except on terms and conditions substantially the same as the terms and conditions of the Subordinated Debt Transaction with respect to amounts, pricing, timing of payments thereunder and subordination provisions or terms and conditions otherwise satisfactory to the Administrative Agent.

     Section 7.03 Financial Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents and termination of the Commitments of the Lenders hereunder, the Borrower will not permit:

          (a) Net Worth. Net Worth at any time to be less than the sum of (i) $90,000,000, (ii) 50% of the Borrower's consolidated net income for each fiscal quarter then completed (without deduction for any net losses) and
     (iii) 75% of all contributions to the equity of the Borrower made after the Effective Date.

          (b) Interest Coverage Ratio. The ratio of (i) EBITDA to (ii) Interest Expense for the twelve-month period ending on the last day of any fiscal quarter to be less than 3.00.

          (c) Senior Debt/EBITDA Ratio. The Senior Debt/EBITDA Ratio to exceed the ratio specified below:

                    Date                                        Ratio
                    ----                                        -----
     Through February 26, 2000                                   3.75
     After February 26, 2000 through March 3, 2001               3.25
     After March 3, 2001 through March 2, 2002                   2.75
     After March 2, 2002                                         2.50;

     PROVIDED that the maximum permitted ratio for the period through February 26, 2000 shall be 3.25 following the Security Release Date.

          (d) Debt/EBITDA Ratio. The Debt/EBITDA Ratio to exceed the ratio specified below:

                    Date                                        Ratio
                    ----                                        -----
      Through February 26, 2000                                  4.25
      After February 26, 2000 through March 3, 2001              3.50
      After March 3, 2001 through March 2, 2002                  3.00
      After March 2, 2002                                        2.75.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     Section 8.01 Events of Default. If one or more of the following events (each, an "EVENT OF DEFAULT") shall occur:

          (a) The Borrower shall fail duly to pay any principal of any Loan or any L/C Obligations when due, whether at maturity, by notice of intention to prepay or otherwise; or

          (b) The Borrower shall fail duly to pay any interest, fee or any other amount payable under the Credit Documents when due; or

          (c) The Borrower shall fail duly to observe or perform any term, covenant, or agreement contained in Section 7.02, Section 7.03 or in the proviso of the last sentence of Section 6.01(b); or

          (d) The Borrower shall fail duly to observe or perform any other term, covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days after any Responsible Officer becomes aware of such failure; or

          (e) Any representation or warranty made or deemed made by the Borrower in a Credit Document, or any statement or representation made in any certificate, report or opinion delivered by or on behalf of the Borrower in connection with a Credit Document, shall prove to have been false or misleading in any material respect when so made or deemed made; or

          (f) The Borrower or any Subsidiary shall fail to pay any Indebtedness (other than obligations hereunder) in an amount of $5,000,000 or more when due or default shall occur under one or more indentures, agreements or other instruments under which any Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount of $5,000,000 or more may be issued or created and such default shall continue for a period of time sufficient to permit the holder or beneficiary of such Indebtedness or a trustee therefor to cause the acceleration of the maturity of any such Indebtedness or any mandatory unscheduled prepayment, purchase or funding thereof; or

          (g) An involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary (other than a European Subsidiary existing as of the date hereof) seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency, reorganization or similar law or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of more than 60 days; or an order or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect; or

          (h) The Borrower or any Subsidiary (other than a European Subsidiary) shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or any of them shall consent to the entry of a decree or order for relief in respect of the Borrower or any such Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or any of them shall file a petition or answer or consent seeking reorganization or relief under any applicable law, or any of them shall consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any such Subsidiary or any substantial part of their respective property, or any of them shall make an assignment for the benefit of creditors, or any of them shall admit in writing its inability to pay its debts generally as they become due, or the Borrower or any such Subsidiary shall take corporate action in furtherance of any such action; or

          (i) One or more judgments against the Borrower or any Subsidiary or attachments against its property, (a) which in the aggregate exceed $5,000,000, (other than (A) a judgment against a European Subsidiary or (B) a judgment obtained in Europe against a U.S. Subsidiary with respect to which judgment by a United States Federal or a state court has not been entered and relates to a project that has been undertaken as of the date hereof) or (b) the operation or result of which, individually or in the aggregate, could be to interfere materially and adversely with the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, remain unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of more than 30 days; or

          (j) The Borrower or any other member of the ERISA Group shall fail to pay when due an amount or amounts which it shall have become liable to pay to the PBGC or to a Plan or a Multiemployer Plan under Title IV of ERISA in excess of $200,000; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $200,000 (collectively, a "MATERIAL PLAN") shall be filed under Title IV of ERISA by the Borrower or any Subsidiary or any other member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any other member of the ERISA Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

          (k) The Borrower or any Subsidiary, or any Person acting on behalf of the Borrower or a Subsidiary, or any governmental authority challenges the validity of any Credit Document or the Borrower's or a Subsidiary's obligations thereunder or any Credit Document ceases to be in full force and effect or is modified other than in accordance with the terms thereof and hereof; or

          (l) The Borrower or any Subsidiary, or any Person acting on behalf of the Borrower or a Subsidiary, or any Governmental Authority challenges the validity of any Credit Document or the Borrower's or a Subsidiary's obligations thereunder or any Credit Document ceases to be in full force and effect or is modified other than in accordance with the terms thereof and hereof or any security interest purported to be created in any collateral by or under any Security Document shall cease to be a valid and perfected first priority Lien in such collateral, except as expressly contemplated by such Security Document; or

          (m) Any court or governmental or regulatory authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which prohibits, enjoins or otherwise restricts, in a manner that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, any of the transactions contemplated under the Credit Documents; or

          (n) Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), or shall have acquired control, directly or indirectly, of 20% or more of the outstanding shares of common stock of the Borrower; or, during any period of 24 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

then, and at any time during the continuance of such Event of Default, the Required Lenders, may, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare any Loans and L/C Obligations then outstanding to be due, whereupon the principal of the Loans and the L/C Obligations so declared to be due, together with accrued interest thereon and any unpaid amounts accrued under the Credit Documents, shall become forthwith due, without presentment, demand, protest or any other notice of any kind (all of which are hereby expressly waived by the Borrower); PROVIDED that, in the case of any Event of Default described in Section 8.01(g) or (h) occurring with respect to the Borrower, the Commitments shall automatically and immediately terminate and the principal of all Loans and the L/C Obligations then outstanding, together with accrued interest thereon and any unpaid amounts accrued under the Credit Documents, shall automatically and immediately become due without presentment, demand, protest or any other notice of any kind (all of which are hereby expressly waived by the Borrower).

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

     Section 9.01 The Agency. Each Lender appoints The Bank of New York as its Administrative Agent hereunder and irrevocably authorizes the Administrative Agent to take such action on its behalf and to exercise such powers hereunder and thereunder as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, including the exercise of powers delegated to the Administrative Agent and the Lenders thereby, and the Administrative Agent hereby accepts such appointment subject to the terms hereof. The relationship between the Administrative Agent and the Lenders shall be that of agent and principal only and nothing herein shall be construed to constitute the Administrative Agent a trustee or fiduciary for any Lender nor to impose on the Administrative Agent duties or obligations other than those expressly provided for herein.

     Section 9.02 The Agent's Duties. (a) The Administrative Agent shall promptly forward to each Lender copies, or notify each Lender as to the contents, of all notices received from the Borrower pursuant to the terms of this Agreement and, in the event that the Borrower fails to pay when due the principal of or interest on any Loan, the Administrative Agent shall promptly give notice thereof to the Lenders. As to any other matter not expressly provided for herein, the Administrative Agent shall have no duty to act or refrain from acting with respect to the Borrower, except upon the instructions of the Required Lenders. The Administrative Agent shall not be bound by any waiver, amendment, supplement, or modification of this Agreement or the other Credit Documents which changes its duties hereunder and thereunder, unless it shall have given its prior written consent thereto. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements binding on the Borrower pursuant to any Credit Document nor shall the Administrative Agent be deemed to have knowledge of the occurrence of any Default or Event of Default (other than a failure of the Borrower to pay when due the principal or interest on any Loan), unless it shall have received written notice from the Borrower or a Lender specifying such Default or Event of Default and stating that such notice is a "Notice of Default".

     (b) Anything in the Credit Documents notwithstanding, neither U.S. Bank, National Association nor Harris Trust and Savings Bank shall have any obligation hereunder other than as Lenders.

     Section 9.03 Limitation of Liabilities. Each of the Lenders and the Borrower agree that (i) neither the Administrative Agent nor any of its officers or employees shall be liable for any action taken or omitted to be taken by any of them hereunder except for its or their own gross negligence or wilful misconduct, (ii) neither the Administrative Agent nor any of its officers or employees shall be liable for any action taken or omitted to be taken by any of them in good faith in reliance upon the advice of counsel, independent public accountants or other experts selected by the Administrative Agent, and (iii) the Administrative Agent shall be entitled to rely upon any notice, consent, certificate, statement or other document believed by it to be genuine and correct and to have been signed and/or sent by the proper Persons.

     Section 9.04 The Administrative Agent as a Lender. The Administrative Agent may, without any liability to account, maintain deposits or credit balances for, invest in, lend money to and generally engage in any kind of banking business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were any other borrower and without any duty to account therefor to the other Lenders.

     Section 9.05 Lender Credit Decision. Neither the Administrative Agent, nor any of its Affiliates, officers or employees has any responsibility for, gives any guaranty in respect of, nor makes any representation to the Lenders as to,
(i) the condition, financial or otherwise, of the Borrower or any Subsidiary thereof or the truth of any representation or warranty given or made in this Agreement, or in connection herewith or therewith or (ii) the validity, execution, suffic iency, effectiveness, construction, adequacy, enforceability or value of this Agreement or any other document or instrument related hereto or thereto. Except as specifically provided herein, neither the Administrative Agent nor any of its Affiliates, officers or employees shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to the operations, business, property, condition or credit worthiness of the Borrower or any of its Subsidiaries, whether such information comes into the Administrative Agent's possession on or before the date hereof or at any time thereafter. Each Lender acknowledges that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and (ii) all information reviewed by it in its credit analysis or otherwise in connection herewith (including information relating to the Administrative Agent) has been provided solely by or on behalf of the Borrower, and the Administrative Agent has no responsibility for such information. Each Lender also acknowledges that it will independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Credit Document.

     Section 9.06 Indemnification. (a) Each Lender agrees to indemnify the Administrative Agent, to the extent not reimbursed by the Borrower, ratably in proportion to its Commitment (as of the time of the incurrence of the liability being indemnified against), from and against any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document, or any action taken or omitted to be taken by the Administrative Agent hereunder or thereunder; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its officers or employees. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Administrative Agent in such capacity in connection with the preparation, execution or enforcement of, or legal advice in respect of rights or responsibilities under, any Credit Document or any amendments or supplements hereto or thereto, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.

     (b) Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under this Section 9.06 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     (c) The provisions of this Section 9.06, shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the reduction or termination of any Commitments, the invalidity or unenforceability of any term or provision of any Credit Document, or any investigation made by or on behalf of the Lenders.

     Section 9.07 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation or removal, the Required Lenders with the consent of the Borrower (which consent shall not be unreasonably withheld) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the resigning Administrative Agent's giving of notice of resignation the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigned Administrative Agent, and the resigned

Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                    ARTICLE X

                          EVIDENCE OF LOANS; TRANSFERS

     Section 10.01 Evidence of Loans. (a) Each Lender shall maintain, in accordance with its customary and usual practice, accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender in respect of Loans. To the extent requested by any Lender, each Loan made under this Agreement may be evidenced by one or more Notes, in substantially the form of Exhibit C-1 or Exhibit C-2, as applicable.

     (b) The Administrative Agent shall maintain, in accordance with its customary and usual practice, (i) a copy of each Assignment and Acceptance delivered to it and (ii) written or electronic records for the recordation of
(A) the amount of each Lender's Commitments, (B) the amount of each Loan, whether such Loan is a Loan and the interest rate and the Interest Period applicable thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder,
(D) the amount of any payments received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof and (E) with respect to each Assignment and Acceptance delivered to the Administrative Agent, the name and address of the Assignee, the amount of the Assignee's Commitment and the principal amount of each Loan owing to such Assignee. The Administrative Agent's written records described above shall be available for inspection during ordinary business hours by the Borrower or any Lender or Assignee from time to time upon reasonable prior notice to the Administrative Agent.

     (c) The entries made in the Administrative Agent's written or electronic records and the foregoing accounts shall be PRIMA FACIE evidence of the existence and amounts of the indebtedness of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain any such account or such records, as applicable, or any error therein, shall not in any manner affect the validity or enforceability of any obligation of the Borrower to repay any Loan actually made by such Lender in accordance with the terms of this Agreement. The entries in such records relating to assignments shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in such records as the owner of the Loans recorded therein for all purposes of this Agreement.

     (d) The Borrower's obligations to repay any Loan assigned to a Federal Reserve Bank by a Lender shall, to the extent requested by such Lender in order to effect such assignment, be evidenced by one or more Notes, in substantially the form of EXHIBIT C-1 or EXHIBIT C-2, as applicable. Such Note shall be in the principal amount of the Loan or Loans so assigned and stated to mature on the applicable Commitment Termination Date and bear interest from its date until paid in full on the principal amount of the Loan outstanding thereunder payable at the rates and in the manner provided herein.

     Section 10.02 Participations. Any Lender may at any time grant to one or more financial institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and, except to the extent such participating interest has been granted pursuant to Section 4.02(e), the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including the right to approve any amendment, modification or waiver of any provi sion of this Agreement; PROVIDED that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in clauses (i) through (vi), inclusive, of
Section 11.05. An assignment or other transfer which is not permitted by Section
10.03 shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 10.02.

     Section 10.03 Assignments. (a) Any Lender may at any time assign to one or more financial institutions (each an "ASSIGNEE") all, or a proportionate part of all, of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, pursuant to an instrument, in substantially the form of EXHIBIT F (an "ASSIGNMENT AND ACCEPTANCE"), executed by such Assignee and such transferor Lender, with (and subject to) the signed consent of the Borrower (which consent shall not be unreasonably withheld, PROVIDED that it shall not be unreasonable to withhold consent if such assignment would result in there being more than fifteen (15) Lenders (such number to be increased to twenty (20) Lenders should the Subordinated Debt Transaction not be consummated within 90 days of the Effective Date)) and the Administrative Agent (which consent shall not be unreasonably withheld); PROVIDED that (i) the foregoing consent requirement shall not be applicable in the case of an assignment or other transfer by any Lender to an Eligible Affiliate of such Lender, to another Lender or to a Federal Reserve Bank, (ii) the aforementioned consent of the Borrower shall not be required if there shall have occurred an Event of Default that is continuing and (iii) a Lender may only make an assignment or other transfer of its Loans or Commitment in the minimum amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof unless such Lender's Loans or Commitment is less than $5,000,000, in which case such Lender may only make an assignment or other transfer of all of its Loans or Commitment. Upon execution and delivery of an Assignment and Acceptance and payment by such Assignee to such transferring Lender of an amount equal to the purchase price agreed between such transferring Lender and such Assignee and payment by the transferring Lender or the Assignee of an assignment fee of $3,500 to the Administrative Agent, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Acceptance, and the transferring Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required.

     (b) No Assignee of any Lender's rights shall be entitled to receive any greater payment under Section 4.03 or 4.04 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 4.04(c) requiring such Lender to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such payment did not exist.

     Section 10.04. Certain Pledges. Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Federal Reserve Board Regulation A or U.S. Treasury Regulation 31 C.F.R. ss. 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PER FORMED ENTIRELY WITHIN SUCH STATE.

     SECTION 11.02. WAIVER OF JURY. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE NOTES OR THE RELATIONSHIPS ESTABLISHED HEREUNDER.

     Section 11.03. Jurisdiction and Venue; Service of Process. The Borrower, the Administrative Agent and the Lenders each hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the Borough of Manhattan, The City of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of any Credit Document and to the laying of venue in the Borough of Manhattan, The City of New York. The Borrower, the Administrative Agent and the Lenders each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Borrower agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2(c) or at such other address of which the Agent shall have been notified pursuant thereto. The Borrower further agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (c) The Borrower waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     Section 11.04. Set-off. The Borrower hereby authorizes each Lender (including each Lender in its capacity as a purchaser of a participation interest pursuant to Section 4.02(e)), upon the occurrence of an Event of Default and at any time and from time to time during the continuance thereof, to the fullest extent permitted by law, to set-off and apply any and all deposits (whether general or special, time or demand, provisional or final and in whatever currency) at any time held, and other Indebtedness at any time owing, by such Lender to or for the credit or the account of the Borrower against any of the obligations of the Borrower, now or hereafter existing under any Credit Document, held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 11.04 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have. Any Lender exercising its rights under this Section 11.04 shall give notice thereof to the Borrower and the Administrative Agent concurrently with or prior to the exercise of such rights; PROVIDED that failure to give such notice shall not affect the validity of such exercise.

     Section 11.05. Amendments and Waivers. (a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Borrower and either the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent), or the Administrative Agent with the consent of the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification, or waiver shall, unless signed by all the Lenders, or by the Administrative Agent with the consent of all the Lenders, (i) increase or decrease (other than a PRO RATA decrease) the Commitment of any Lender or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone any scheduled payment of principal of or interest on any Loan or any fees hereunder, (iv) postpone any reduction or termination of any Commitment or any mandatory prepayment related thereto, (v) release any collateral that would result in an aggregate amount of $1,000,000 of collateral released from the date hereof, (vi) release the Subsidiary Guaranties, (vii) change the definition of "Required Lenders" or (viii) amend, modify, supplement or waive the provisions of this
Section 11.05.

     (b) Except to the extent expressly set forth therein, any waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is given.

     Section 11.06. Cumulative Rights; No Waiver. Each and every right granted to the Administrative Agent, the L/C Issuer and the Lenders hereunder or under any other document delivered in connection herewith, or allowed them by law or equity, shall be cumulative and not exclusive and may be exercised from time to time. No failure on the part of the Administrative Agent, the L/C Issuer or any Lender to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the Administrative Agent, the L/C Issuer or any Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

     Section 11.07. Notices. (a) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Section 11.07 shall be addressed:

     If to the Borrower, at

     Apogee Enterprises, Inc.
     7900 Xerxes Avenue South, Suite 1800
     Minneapolis, Minnesota  55431-1159

     Telecopy:    (612) 896-2400

     Attention:   Mr. Michael Bevilacqua
                  Treasurer

     If to the Administrative Agent, at

                  The Bank of New York
                  One Wall Street, 18th Floor
                  New York, New York  10286

                  Telecopy:    (212) 635-6365 or 6366

                  Attention:   Agency Function Administration

                  with copy to:

                  Richard A. Raffetto
                  The Bank of New York
                  One Wall Street
                  New York, New York  10286
                  Telecopy:     (212) 635-1208


     If to the L/C Issuer, at

                  The Bank of New York
                  One Wall Street
                  New York,  New York  10286

                  Telecopy:     (212) 349-3955

                  Attention:    Mr. Sal Calvera
                                Letter of Credit Department

                  with a copy to:

                  Richard A. Raffetto
                  The Bank of New York
                  One Wall Street
                  New York, New York 10286
                  Telecopy:    (212) 635-1208

     If to any Lender (including the Swing Line Lender), at its address indicated on SCHEDULE I hereto, or at such other address as may be designated by such Lender in an Administrative Questionnaire or other appropriate writing, delivered to the Administrative Agent and the Borrower.

     This Section 11.07 shall not apply to notices referred to in Article II of this Agreement, except to the extent set forth therein.

     (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

     Section 11.08 Separate Debts. The amounts payable by the Borrower at any time under the Credit Documents to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights in accordance with the Credit Documents, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

     Section 11.09 Certain Acknowledgments. The Borrower hereby confirms and acknowledges that (a) neither the Administrative Agent , the L/C Issuer nor any Lender has any fiduciary or similar relationship to the Borrower and that the relationship established by the Credit Documents between the Administrative Agent, the L/C Issuer and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of creditors and debtor and (b) that no joint venture exists among the Lender or among the Borrower and the Lenders.

     Section 11.10 Separability. In case any one or more of the provisions contained in any Credit Document shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein or in any other Credit Document shall not in any way be affected or impaired thereby.

     Section 11.11 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower may not assign any of its rights hereunder without the prior written consent of all of the Lenders, and any purported assignment by the Borrower without such consent shall be void.

     Section 11.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.


                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            APOGEE ENTERPRISES, INC.


                                            By:  /s/ Michael A. Bevilacqua
                                               -----------------------------
                                               Name: Michael A. Bevilacqua
                                               Title:Treasurer


                                            THE BANK OF NEW YORK, as
                                            Administrative Agent, L/C Issuer
                                            and Swing Line Lender


                                            By:  /s/ Richard A. Raffetto
                                               -----------------------------
                                               Name: Richard A. Raffetto
                                               Title:Vice President


                                            THE BANK OF NEW YORK, as a Lender


                                            By:  /s/ Richard A. Raffetto
                                               -----------------------------
                                               Name: Richard A. Raffetto
                                               Title:Vice President


                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            a Syndication Agent and as a Lender


                                            By:   /s/ Matthew A. Ross
                                               -----------------------------
                                                 Name:Matthew A. Ross
                                                 Title:Vice President


                                            HARRIS TRUST AND SAVINGS BANK, as
                                            a Documentation Agent and as a
                                            Lender


                                            By:  /s/ Andrew K. Peterson
                                               -----------------------------
                                               Name: Andrew K. Peterson
                                               Title:Vice President

================================================================================

                               SECURITY AGREEMENT

                                  dated as of

                                  May 21, 1998

                                     among

                            APOGEE ENTERPRISES, INC.

                           THE DEBTORS PARTIES HERETO

                                      and

                             THE BANK OF NEW YORK,

                            as Administrative Agent
                              and Collateral Agent

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Section 1.  Terms and Definitions..............................................2

Section 2.  Grant of Security Interest in the Collateral; Obligations Secured..2
        (i)    Receivables.....................................................2
        (ii)   General Intangibles.............................................2
        (iii)  Inventory.......................................................3
        (iv)   Equipment.......................................................3
        (v)    Deposits and Property in Possession.............................3
        (vi)   Records.........................................................3
        (vii)  Accessions and Additions........................................3
        (viii) Proceeds and Products...........................................3

Section 3.  Covenants, Agreements, Representations and Warranties..............5
Section 4.  Special Provisions Re: Receivables.................................9
Section 5.  Collection of Receivables.........................................10
Section 6.  Special Provisions Re:  Inventory and Equipment...................11
Section 7.  Power of Attorney.................................................12
Section 8.  Defaults and Remedies.............................................12
Section 9.  Application of Proceeds...........................................14
Section 10. Continuing Agreement..............................................14
Section 11. The Agent.........................................................14
Section 12. Representations and Warranties....................................15
Section 13. Miscellaneous.....................................................16



                                    SCHEDULES

Schedule A --  Locations
Schedule B --  Trade names
Schedule C --  Assumption and Supplemental Security Agreement
Schedule D --  Permitted Liens

         SECURITY AGREEMENT (the "AGREEMENT"), dated as of May 21, 1998, among Apogee Enterprises, Inc., a Minnesota corporation (the "BORROWER"), and the other parties executing this Agreement under the heading "Debtors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement attached hereto as SCHEDULE C, being hereinafter referred to collectively, as the "DEBTORS" and individually, as a "DEBTOR"), each with its mailing address as set forth on its signature page hereto, and The Bank of New York ("BNY"), with its mailing address at One Wall Street, New York, New York 10286, acting as administrative and collateral agent hereunder for the Secured Creditors hereinafter identified (BNY acting as such agent and any successor or successors to BNY acting in such capacity being hereinafter referred to as the "AGENT");

                             PRELIMINARY STATEMENTS

         A. The Borrower and BNY, individually and as administrative agent, have entered into a Credit Agreement dated as of May 21, 1998 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BNY and such other lenders and letter of credit issuers from time to time parties thereto (BNY acting as such agent and any successor or successors to BNY acting in such capacity being hereinafter referred to as the "Administrative Agent"; BNY, as a lender, the letter of credit issuer and the swing line lender, and such other lenders party to the Credit Agreement being hereinafter referred to collectively, as the "LENDERS" and individually, as a "LENDER") have agreed, subject to certain terms and conditions, to extend credit to the Borrower (the Administrative Agent, the Lenders and the Other Lenders and Creditors being hereinafter referred to, collectively, as the "SECURED CREDITORS" and individually, as a "SECURED CREDITOR"). As used herein, (i) "OTHER LENDERS" and "CREDITORS" shall mean those Other Lenders and Creditors party to, and defined in, the Intercreditor Agreement, dated the date hereof, and (ii) "OTHER FINANCING DOCUMENTS" shall mean the agreements and instruments referred to in the Intercreditor Agreement under which the Other Lenders and Creditors have extended credit to the Borrower as of the date hereof.

         B. As a condition to extending (or continuing the extension of) credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Debtor grant to the Agent a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.

         C. The Borrower owns, directly or indirectly, equity interests in each other Debtor and the Borrower provides each other Debtor with financial, management, administrative, and technical support which enables such Debtor to conduct its business in an orderly and efficient manner in the ordinary course.

         D. Each Debtor will benefit, directly or indirectly, from credit extended by the Secured Creditors to the Borrower.

         NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Terms and Definitions. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. All terms which are used herein which are defined in the Uniform Commercial Code of the State of New York ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. The headings herein shall not be given effect in interpreting or construing the provisions of this Agreement. The terms "DEBTOR" and "DEBTORS" as used herein shall mean and include the Debtors collectively, and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

         Section 2. Grant of Security Interest in the Collateral; Obligations Secured. (a) Each Debtor hereby grants to the Agent, for the ratable benefit of the Secured Creditors, a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have, for the ratable benefit of the Secured Creditors, a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

                  (i) Receivables. All Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "RECEIVABLES" means and includes all accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of such Debtor to payment for goods sold or leased or for services rendered, whether or not earned by performance, and all other forms of obligations owing to such Debtor, and all of such Debtor's rights to any merchandise or other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing);

                  (ii) General Intangibles. All General Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "GENERAL INTANGIBLES" means and includes all general intangibles, all patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade styles, trade names, copyrights, copyright registrations, copyright licenses and other licenses and similar intangibles, all customer, client and supplier lists (in whatever form maintained), all rights in leases and other agreements relating to real or personal property, all causes of action and tax refunds of every kind and nature, all privileges, franchises, immunities, licenses, permits and similar intangibles, and all other personal property (including things in action) not otherwise covered by this Agreement);

                  (iii) Inventory. All Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term

         "INVENTORY" means and includes all inventory and other goods which are held for sale or lease or are to be furnished under contracts of service or consumed in such Debtor's business, all goods which are raw materials, work-in-process, finished goods, materials or supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods);

                  (iv) Equipment. All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "EQUIPMENT" means and includes all equipment and other machinery, tools, fixtures, trade fixtures, furniture, furnishings, office equipment, vehicles (including vehicles subject to a certificate of title law) and all other goods now or hereafter used or usable in connection with such Debtor's business, together with all parts, accessories and attachments relating to any of the foregoing);

                  (v) Deposits and Property in Possession. All deposit accounts (whether general, specific or otherwise, matured or unmatured and in whatever currency denominated) of such Debtor maintained with any of the Secured Creditors and all sums now or hereafter on deposit therein or payable thereon, and any and all other property and interests in property which now is or may from time to time hereafter come into the possession, custody or control of any of the Secured Creditors, or any agent of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise);

                  (vi) Records. All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

                  (vii) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

                  (viii) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "COLLATERAL"; PROVIDED, HOWEVER, that the term "Collateral" shall not include any property related to projects financed by the issuance of so-called industrial revenue bonds and with respect to which the granting of a lien or security interest would either give rise to a breach under the related documents as in effect on the date hereof or would cause such bonds to lose their tax-exempt status.

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) (A) any and all indebtedness, obligations and liabilities of the Borrower to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, the obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and under or in connection with or evidenced by the Other Financing Documents and (B) any and all liability of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all reasonable expenses and charges, legal or otherwise, suffered or incurred by the Agent or the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "OBLIGATIONS").

         (c) This Agreement and the security interests granted or created hereunder shall terminate if:

                  (i) either (x) the Lenders release their security interest in the Collateral, (y) the Commitment Termination Date shall have occurred and all payment obligations of the Borrower due and owing on such date under the Credit Documents shall have been paid in full or (z) the Security Release Date shall have occurred;

                  (ii) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing; and

                  (iii) no Liens exist with respect to any of the assets or properties of the Borrower and its Subsidiaries except as permitted by
         Section 7.02(b) of the Credit Agreement.

Notwithstanding the foregoing provisions of this subsection (c), this Agreement and the security interests granted or created hereunder shall not terminate, in the event that, and solely to the extent that and for so long as, the Borrower shall have consented in writing to the continued effectiveness of this Agreement and such security interests. If this Agreement shall terminate, the Collateral Agent shall take all reasonable action necessary to release any Collateral from such security interests (including but not limited to the execution and delivery of termination statements and releases and, where appropriate, the return of physical possession and control of such Collateral). All indemnities by the Borrower contained in this Agreement shall survive its termination and remain in full force and effect regardless of the termination of such security interests or this Agreement.

         Section 3. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

                  (a) Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is the sole and lawful owner of the

         Collateral for which a security interest is granted by it hereunder and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor's Federal tax identification number is set forth under its name under Column 1 on SCHEDULE A.

                  (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on SCHEDULE A attached hereto opposite such Debtor's name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on SCHEDULE A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed under Columns 2 and 3 on SCHEDULE A attached hereto opposite such Debtor's name (collectively for each Debtor, the "PERMITTED COLLATERAL LOCATIONS"), except as to any Collateral sold or otherwise disposed of in accordance with this Agreement and the Credit Agreement. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on SCHEDULE A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days' prior written notice of the Debtor's intent to do so; PROVIDED that each Debtor shall at all times maintain its chief executive office and places of business in the United States of America and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of Agent in the Collateral at all times fully perfected and in full force and effect.

                  (c) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for (i) the lien and security interest of the Agent therein, and other Liens permitted by the Credit Agreement, (ii) liens in existence as of the date hereof related to projects financed by industrial revenue bonds or granted in connection with retention, performance or similar bonds to secure performance of such Debtor's indemnity obligation with respect thereto and (iii) liens set forth on SCHEDULE D hereto (herein, the "PERMITTED LIENS"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors other than holders of Permitted Liens.

                  (d) Each Debtor will promptly pay when due all material taxes, assessments and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent attachment of any Lien resulting therefrom to, foreclosure on or other realization upon any Collateral and preclude interference with the operation of its business in the ordinary course and such Debtor shall have established adequate reserves therefor.

                  (e) Each Debtor agrees it will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral unless such portion of collateral is of nominal value. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any material statute, ordinance or other governmental requirement. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

                  (f) Subject to Sections 4(b), 5(a), 6(b), 6(c), and 8(c) hereof and the terms of the Credit Agreement, each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

                  (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Secured Creditors as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Secured Creditors generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor's business in the ordinary course. In the event any Debtor shall receive any proceeds of such insurance, such Debtor will immediately pay over such proceeds to the Agent; PROVIDED that in the absence of any Event of Default such Debtors shall be entitled to retain such insurance proceeds to the extent such proceeds are used for such repair or replacement or to retain for any purpose proceeds of any insurance recovery that does not exceed $25,000 in the aggregate. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $250,000. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof pursuant to the terms hereof shall be applied to the reduction of the Obligations (whether or not then due); PROVIDED, HOWEVER, that the Agent agrees to release such insurance proceeds to the relevant Debtor for replacement or restoration of the portion of the Collateral lost, damaged or destroyed required by this Agreement to be so replaced or restored if, but only if, (i) at the time of release no Event of Default exists hereunder, (ii) written application for such release is received from such Debtor within 30 days of receipt of, or in the event received by the Agent, notice of Agent's receipt of, such proceeds and
         (iii) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored, or that proceeds do not exceed $25,000 in the aggregate. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

                  (h) Each Debtor will allow the Secured Creditors, and their respective representatives free access to and right of inspection of the Collateral.

                  (i) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions upon Debtor's receipt of notification of the occurrence and continuation of an Event of Default. Each Debtor will, upon the request of the Agent upon Debtor's receipt of notification of the occurrence and continuation of an Event of Default, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, if any, such Debtor shall, upon the Agent's request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent and otherwise in form and substance reasonably acceptable to the Agent.

                  (j) Upon the Agent's request, each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case as the Agent may reasonably request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may require in connection therewith.

                  (k) Each Debtor will comply in all material respects with the
         (i) terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and (ii) any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

                  (l) For at least the past five years, no Debtor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on its signature page to this Agreement or as otherwise set forth on SCHEDULE B hereto. Each Debtor agrees it will not change its name or transact business under any other trade name, in each case without first giving the Agent at least 30 days' prior written notice of its intent to do so.

                  (m) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, executing such financing statement or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Debtor wherever the Agent deems necessary or desirable to perfect or protect the security interest granted hereby. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

                  (n) On failure of a Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. To the extent practicable, the Agent shall notify the Debtor in advance of such performance by the Agent. All such sums and amounts so expended shall be repayable by such Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) determined by adding 2% to the Alternate Base Rate from time to time in effect plus the Applicable Margin, with any change in such rate per annum as so determined by reason of a change in such Alternate Base Rate to be effective on the date of such change in said Alternate Base Rate

         (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with the Agent for the amount of such sums and amounts so expended.

         Section 4. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each of its Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each of its Receivable is valid and existing and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by such Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein; and that no such Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper has theretofore been endorsed by such Debtor and delivered to the Agent. If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, after the occurrence and during the continuance of any Event of Default, the relevant Debtor agrees to notify the Agent and, at the request of the Agent or the Required Creditors, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar statute relating to the assignment of such Receivables.

         (b) Unless and until an Event of Default hereunder occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Secured Creditors and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Creditors hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

         Section 5. Collection of Receivables. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests any Debtor to do so:

                  (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and/or

                  (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.

         (c) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem reasonably necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "DEPOSITARY BANKS" and individually a "DEPOSITARY BANK"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. The Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Agent may from time to time in its discretion determine. The

Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with the Agent, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Each Debtor hereby indemnifies the Agent and the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by the Agent or any Secured Creditor because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify the Agent or any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

         Section 6. Special Provisions Re: Inventory and Equipment. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the operation thereof shall be fully preserved and maintained to the extent necessary for the operation of the Debtor's business.

         (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

         (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell (x) obsolete, worn out or unusable Equipment which is concurrently replaced with similar Equipment at least equal in quality and condition to that sold and owned by such Debtor free of any lien, charge or encumbrance other than the security interest granted hereby and (y) Equipment to the extent permitted by the Credit Agreement.

         (d) As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to Section 3(b) hereof. Each Debtor warrants and agrees that none of its Inventory is or will be consigned to any other person or entity without the Agent's prior written consent.

         (e) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

         Section 7. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power, after the occurrence and continuance of an Event of Default, (i) to sign such Debtor's name on verifications of accounts and other Collateral; (ii) to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; (iii) to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; (iv) to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; (v) to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; (vi) to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in any material portion of or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the commitments of any Secured Creditor to extend credit to or for the account of the Borrower have expired or otherwise been terminated.

         Section 8. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "EVENT OF DEFAULT" under the Credit Agreement or a "CREDIT EVENT" under the Intercreditor Agreement referred to in Section 9 below shall constitute an "EVENT OF DEFAULT" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Agent and the Secured Creditors all costs and expenses incurred by the Agent and the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent or any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of each Debtor maintained with any Secured Creditor, including, without limitation, the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

         (d) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law.

         (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither the Agent or any Secured Creditor, nor any party acting as attorney for the Agent or any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent and the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or any Secured Creditor may have.

         Section 9. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Intercreditor Agreement among the Secured Parties dated the date hereof. The Debtors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for the Debtors, or as a court of competent jurisdiction may direct.

         Section 10. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of any Secured Creditor to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

         Section 11. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article IX of the Credit Agreement and Section 7 of the Intercreditor Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

         Section 12. Representations and Warranties. In order to induce the Secured Creditors to continue and extend the credit facilities and other financial accommodations to the Borrower pursuant to the Credit Agreement, each Debtor makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement.

         (a) Such Debtor (i) is a duly organized and validly existing corporation (or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation (or limited liability company, as the case may be) and in good standing in each jurisdiction where the ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of such Debtor.

         (b) Such Debtor has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Debtor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by such Debtor of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein (i) will contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents (as hereinafter defined)) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Debtor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which any of the Debtor or its subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or the equivalent charter documents) of such Debtor. In this Agreement, the term "SECURITY DOCUMENTS" shall mean this Agreement and the Pledge Agreement dated as of the even date herewith among the Borrower, certain of its domestic Subsidiaries and The Bank of New York, as Agent, and documents and instruments delivered hereunder and thereunder.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the date hereof and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Agreement by such Debtor or (ii) the legality, validity, binding effect or enforceability of this Agreement.

         Section 13. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Secured Creditors hereunder, to the benefit of the Agent and the Secured Creditors and their successors and permitted assigns; PROVIDED, HOWEVER, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement and the

Intercreditor Agreement, any Secured Creditor may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove.

         (c) No Secured Creditor (other than the Agent, subject to the terms and provisions of the Intercreditor Agreement) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditors (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

         (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

         (e) The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for any of the other Obligations secured hereby. No application of any sums received by the Agent or the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of each Debtor and to or for the account of the Borrower have expired or otherwise have been terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of the Agent, any Secured Creditor or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Agent, the Secured Creditors or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Secured Creditor or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. A Lender may at its discretion at any time grant credit to the Borrower without notice to the other Debtors in such amounts and on such terms as such Lender may elect (all of such to constitute additional Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Agent for the benefit of the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of the Agent or any Secured Creditor or any other holder of any Obligations at any time to first resort for payment to the Borrower or to any other Debtor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         (f) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as SCHEDULE C, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update SCHEDULES A, B, C and D hereto with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

         (g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

         (h) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH DEBTOR AND EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         (i) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered in New York, New York as of the date first above written.

                                            DEBTORS:
                                            --------

                                            APOGEE ENTERPRISES, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            7900 Xerxes Avenue South
                                            Suite 1800
                                            Minneapolis, Minnesota  55431
                                            Attention:


                                            HARMON, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            919 Fifth Avenue, NW
                                            Suite 100
                                            New Brighton, MN 55112-2702
                                            Attention:


                                            VIRACON/CURVELITE, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            500 Park Drive
                                            Owatonna, MN 55060
                                            Attention:

                                            NORMENT INDUSTRIES, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            3224 Mobile Highway
                                            Montgomery, AL 36108-0129
                                            Attention:


                                            APOGEE WAUSAU GROUP, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            1415 West Street
                                            Wausau, Wisconsin 54401
                                            Attention:


                                            MILCO CONTRACTING, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            1415 West Street
                                            Wausau, WI 54401
                                            Attention:

                                            THE GLASS DEPOT, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            4000 Olson Memorial Highway
                                            Suite 600
                                            Minneapolis, Minnesota  55422-5334
                                            Attention:


                                            THE GLASS DEPOT OF NY, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            4000 Olson Memorial Highway
                                            Suite 600
                                            Minneapolis, MN 55422-5334
                                            Attention:


                                            NORSHIELD CORPORATION

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            3224 Mobile Highway
                                            Montgomery, AL 36108-0129
                                            Attention:


                                            VIRACON, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            500 Park Drive

                                            Owatonna, Minnesota 55060
                                            Attention:


                                            VIRATEC THIN FILMS, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            2150 Airport Drive
                                            Faribault, MN 55021-7798
                                            Attention:


                                            TRU VUE, INC.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            1315 North North Branch Street
                                            Chicago, IL 60622
                                            Attention:

                                            HARMON GLASS COMPANY

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            4000 Olson Memorial Highway
                                            Suite 600
                                            Minneapolis, Minnesota  55422-5334
                                            Attention:


                                            AMERICAN MANAGEMENT GROUP

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            4000 Olson Memorial Highway
                                            Suite 600
                                            Minneapolis, Minnesota  55422-5334
                                            Attention:


                                            DOVER GLASS COMPANY

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:
                                            4000 Olson Memorial Highway
                                            Suite 600
                                            Minneapolis, MN 55422-5334
                                            Attention:


                                            HARMON, LTD.

                                            By: Michael A. Bevilacqua
                                                ----------------------------
                                              Name: Michael A. Bevilacqua
                                              Title: Treasurer

                                            Address:

                                            2001 Killebrew Drive, #400
                                            Bloomington, MN 55425
                                            Attention:

Accepted and agreed to in New York, New York as of the date first above written.

                                            THE BANK OF NEW YORK, as Agent
                                            for the Secured Creditors

                                            By: Richard A. Raffetto
                                                ----------------------------
                                              Name: Richard A. Raffetto
                                              Title: Vice President

                                            Address:
                                            One Wall Street
                                            New York, New York 10286
                                            Attention:
                                            Telephone:  (212) 635-8044
                                            Telecopy:  (212) 635-6365 or 6366

================================================================================



                             CONTRIBUTION AGREEMENT

                                   dated as of

                                  May 21, 1998

                                      among

                            APOGEE ENTERPRISES, INC.

                                       and

                         THE CONTRIBUTING PARTIES HERETO



================================================================================

         CONTRIBUTION AGREEMENT (the "AGREEMENT"), dated as of May 21, 1998, among Apogee Enterprises, Inc., a Minnesota corporation (the "PRINCIPAL"), and each of the undersigned corporations (other than the Principal) located at the addresses set forth on the signature pages below their names (each, together with any other parties who execute and deliver to the Agent referred to below a supplement in the form attached hereto as EXHIBIT A, a "SUBSIDIARY", and collectively, the "SUBSIDIARIES"). The Principal and each of the Subsidiaries are sometimes hereinafter referred to individually as a "CONTRIBUTING PARTY" (and collectively as the "CONTRIBUTING PARTIES").

                              W I T N E S S E T H:

         WHEREAS, the Principal is a party to a Credit Agreement dated as of May 21, 1998, by and among the Principal, The Bank of New York, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender, the Lenders from time to time parties thereto, U.S. Bank, National Association, as Syndication Agent, and Harris Trust and Savings Bank, as Documentation Agent (the "CREDIT AGREEMENT"; capitalized terms used herein without definition have the meanings given them, or incorporated by reference, in the Credit Agreement);

         WHEREAS, as a condition, among others, to the willingness of the Administrative Agent and the Lenders to enter into the Credit Agreement, the Administrative Agent and the Lenders have required that each Subsidiary execute and deliver that certain Subsidiary Guaranty Agreement, dated as of May 21, 1998 (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "GUARANTY"), pursuant to which, among other things, the Subsidiaries have jointly and severally agreed to guarantee the indebtedness guaranteed to the Guaranteed Creditors pursuant to
Section 2 of the Guaranty (collectively, the "GUARANTEED OBLIGATIONS"); and

         WHEREAS, the Administrative Agent and the Lenders have entered into an Intercreditor Agreement, dated as of the date hereof, with certain Other Lenders and Creditors (as defined therein) of the Principal, in order to set forth the agreements between the parties thereto with respect to certain security interests in assets or property of the Principal or Subsidiaries pursuant to that certain Security Agreement, dated as of May 21, 1998, and that certain Pledge Agreement, dated as of May 21, 1998; and

         WHEREAS, each Subsidiary is a wholly-owned direct or indirect subsidiary of the Principal and is engaged in businesses related to those of the Principal and each other Subsidiary, and each of the Subsidiaries will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Subsidiary to enter into the Guaranty, it is agreed as follows:

         To the extent that any Subsidiary shall, under the Guaranty, make a payment (a "SUBSIDIARY PAYMENT") of a portion of the Guaranteed Obligations, THEN such Subsidiary shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party, equal to a fraction of such Subsidiary Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

         As of any date of determination, the "ALLOCABLE AMOUNT" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Subsidiary Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "BANKRUPTCY CODE") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

         This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiaries, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Subsidiary to which such contribution and indemnification is owing.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations under and as defined in the Guaranty shall have been indefeasibly paid in full and discharged and the financing arrangements evidenced and governed by the Credit Agreement and the Financing Documents shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent and the Lenders. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent and the Lenders. If any Lender grants additional loans (in addition to the Credit Agreement) to the Principal or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent or such Lender receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Subsidiary Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.


                                       APOGEE ENTERPRISES, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          7900 Xerxes Avenue South
                                          Suite 1800
                                          Minneapolis, Minnesota 55431
                                          Attention:


                                       HARMON, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          919 Fifth Avenue, NW
                                          Suite 100
                                          New Brighton, MN 55112-2702
                                          Attention:


                                       VIRACON/CURVELITE, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          500 Park Drive
                                          Owatonna, MN 55060
                                          Attention:

                                       NORMENT INDUSTRIES, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          3224 Mobile Highway
                                          Montgomery, AL 36108-0129
                                          Attention:


                                       APOGEE WARSAU GROUP, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          1415 West Street
                                          Wausau, WI 54401
                                          Attention:


                                       MILCO CONTRACTING, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          1415 West Street
                                          Wausau, WI 5440
                                          Attention:


                                       THE GLASS DEPOT, INC


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                       THE GLASS DEPOT OF NY, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                       NORSHIELD CORPORATION


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          3224 Mobile Highway
                                          Montgomery, AL 36108-0129
                                          Attention:


                                       VIRACON, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          500 Park Drive
                                          Owatonna, MN 55060
                                          Attention:


                                       VIRATEC THIN FILMS, INC.

                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          2150 Airport Drive
                                          Faribault, MN 55021-7798
                                          Attention:


                                       TRU VUE, INC.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          1315 North North Branch Street
                                          Chicago, IL 60622
                                          Attention:


                                       HARMON GLASS COMPANY


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                       AMERICAN MANAGEMENT GROUP


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                       DOVER GLASS COMPANY


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                       HARMON, LTD.


                                       By: Michael A. Bevilacqua
                                          -------------------------------------
                                          Name: Michael A. Bevilacqua
                                          Title: Treasurer

                                          Address:
                                          2001 Killebrew Drive, #400
                                          Bloomington, MN 55425
                                          Attention:

================================================================================



                                PLEDGE AGREEMENT

                                   dated as of

                                  May 21, 1998

                                      among

                            APOGEE ENTERPRISES, INC.

                           THE PLEDGORS PARTIES HERETO

                                       and

                              THE BANK OF NEW YORK,

                             as Administrative Agent
                              and Collateral Agent



================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Section 1.   Terms and Definitions.............................................2
Section 2.   Grant of Security Interest in the Collateral......................2
             (a)      Pledged Securities.......................................2
             (b)      Additional Securities....................................2
             (c)      Other Equity Interests...................................3
             (d)      Proceeds.................................................3
Section 3.   Obligations Hereby Secured........................................3
Section 4.   Covenants, Agreements, Representations and Warranties.............3
Section 5.   Special Provisions Re: Pledged Securities.........................5
Section 6.   Voting Rights and Dividends.......................................5
Section 7.   Power of Attorney.................................................6
Section 8.   Defaults and Remedies.............................................6
Section 9.   Application of Proceeds...........................................9
Section 10.  Continuing Agreement..............................................9
Section 11.  Primary Security; Obligations Absolute............................9
Section 12.  The Agent........................................................10
Section 13.  Representations and Warranties...................................10
Section 14.  Miscellaneous....................................................11


                                    SCHEDULES

Schedule A  --  The Pledged Securities
Schedule B  --  Amendment to Pledge Agreement
Schedule C  --  Assumption and Supplemental Pledge Agreement

         PLEDGE AGREEMENT (the "AGREEMENT"), dated as of May 21, 1998, among Apogee Enterprises, Inc., a Minnesota corporation (the "BORROWER"), and the other parties executing this Agreement under the heading "Pledgors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement in the form attached hereto as SCHEDULE C being hereinafter referred to collectively, as the "PLEDGORS" and individually, as a "PLEDGOR"), each with its mailing address as set forth on its signature page hereto and The Bank of New York ("BNY"), with its mailing address at One Wall Street, New York, New York 10286, acting as administrative and collateral agent hereunder for the Secured Creditors hereinafter identified (BNY acting as such agent and any successor or successors to BNY acting in such capacity being hereinafter referred to as the "AGENT");

                             PRELIMINARY STATEMENTS

         A. The Borrower and BNY, individually and as administrative agent, have entered into a Credit Agreement dated as of May 21, 1998 (such Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BNY and other lenders from time to time party to the Credit Agreement (BNY acting as such agent and any successor or successors to BNY in such capacity being hereinafter referred to as the "ADMINISTRATIVE AGENT"; BNY, as a lender, the letter of credit issuer and the swing line lender, and such other lenders which from time to time become party to the Credit Agreement being hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower (the Administrative Agent, the Lenders and the Other Lenders and Creditors being hereinafter referred to, collectively, as the "SECURED CREDITORS" and individually, as a "SECURED CREDITOR"). As used herein,
(i) the "OTHER LENDERS" and "CREDITORS" shall mean those Other Lenders and Creditors party to, and defined in, the Intercreditor Agreement, dated the date hereof, and (ii) "OTHER FINANCING DOCUMENTS" shall mean the agreements and instruments referred to in the Intercreditor Agreement under which the Other Lenders and Creditors have extended credit to the Borrower as of the date hereof.

         B. As a condition to extending (or continuing the extension of) credit and other financial accommodations to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Pledgor grant to the Agent, for the benefit of the Secured Creditors, a security interest in certain personal property of such Pledgor described herein subject to the terms and conditions hereof.

         C. The Borrower owns, directly or indirectly, equity interests in each other Pledgor and the Borrower provides each other Pledgor with financial, management, administrative, and technical support which enables such Pledgor to conduct its business in an orderly and efficient manner in the ordinary course.

         D. Each Pledgor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

         NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Terms and Definitions. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of New York ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. The headings herein shall not be given effect in interpreting or construing the provisions of this Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively, and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

         Section 2. Grant of Security Interest in the Collateral. Each Pledgor hereby grants to the Agent, for the ratable benefit of the Secured Creditors, a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have, for the ratable benefit of the Secured Creditors, a continuing lien on and security interest in, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or hereafter created, acquired or arising, and in whatever form (sometimes referred to herein as the "COLLATERAL"):

                  (a) Pledged Securities. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each domestic Subsidiary (as set forth on SCHEDULE A attached hereto) and, together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below and the rights and privileges described hereunder with respect thereto, the "PLEDGED SECURITIES"), including, but not limited to, the following:

                           (i) all shares of securities representing a dividend
                  on any of the Pledged Securities, or representing a distribution or return of capital upon or in respect of the Pledged Securities, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Securities; and

                           (ii) without affecting the obligations of such
                  Pledgor under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which a Person set forth on SCHEDULE A is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

                  (b) Additional Securities. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which hereafter becomes a domestic Subsidiary, including, without limitation, the certificates (or other agreements or instruments), if any, representing such shares.

                  (c) Other Equity Interests. Any and all other equity interests of each Pledgor in any domestic Subsidiary.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Section 3. Obligations Hereby Secured. This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i)
(A) any and all indebtedness, obligations and liabilities of the Borrower to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, the obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and under or in connection with or evidenced by the Other Financing Documents and (B) any and all liability of the Pledgors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "OBLIGATIONS").

         Section 4. Covenants, Agreements, Representations and Warranties. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Secured Creditors that:

                  (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office is at the address listed under such Pledgor's name on SCHEDULE A. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without at least 30 days' prior written notice to the Agent (provided such locations shall be within the United States of America). No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the any Secured Creditor.

                  (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem reasonably necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments, stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction.

                  (c) If, as and when any Pledgor delivers any securities for pledge hereunder in addition to those listed on SCHEDULE A hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of SCHEDULE B hereto reflecting the additional securities pledged hereunder after giving effect to such addition.

                  (d) None of the Collateral constitutes margin stock (within the meaning of the Margin Regulations, as defined in the Credit Agreement).

                  (e) On failure of any Pledgor to perform any of the agreements and covenants herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. To the extent practicable, the Agent shall notify the Debtor in advance of such performance by the Agent. All such sums and amounts so expended shall be repayable by the Pledgors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 360 days, for the actual number of days elapsed) determined by adding 2% to the Alternate Base Rate from time to time in effect plus the Applicable Margin, with any change in such rate per annum as so determined by reason of a change in such Alternate Base Rate to be effective on the date of such change in said Alternate Base Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Agent for the amount of such sums and amounts so expended.

         Section 5. Special Provisions Re: Pledged Securities. Each Pledgor hereby further covenants and agrees with, and represents and warrants to, the Secured Creditors that:

                  (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally and the terms of this Agreement.

                  (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

                  (c) The Pledged Securities have been validly issued and, except as described on SCHEDULE A, are fully paid and non-assessable. Except as set forth on SCHEDULE A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on SCHEDULE A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, each Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

         Section 6. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Agent pursuant to Section 8(b) hereof:

                  (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any of the Obligations.

                  (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; PROVIDED, HOWEVER, that such dividends and distributions representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Agent to the Obligations, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

                  (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

         Section 7. Power of Attorney. Each Pledgor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Pledgor's attorney-in-fact, with full power and authority, upon the occurrence and continuation of an Event of Default, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully satisfied and all commitments of the Secured Creditors to extend credit to or for the account of the Borrower have expired or otherwise been terminated.

         Section 8. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "EVENT OF DEFAULT" under the Credit Agreement or a "CREDIT EVENT" under the Intercreditor Agreement referred to in Section 9 below shall constitute an "EVENT OF DEFAULT" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 6(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 6(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 6(a) hereof shall, at the option of the Agent and upon not less than 5 days prior written notice from the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

         (c) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Pledgor shall pay the Agent and the Secured Creditors all costs and expenses incurred by the Agent or the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent or any Secured Creditor or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; PROVIDED, HOWEVER, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

         EACH PLEDGOR AGREES THAT IF ANY PART OF THE COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

         EACH PLEDGOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE COLLATERAL, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL ), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND EACH PLEDGOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE AGENT BE LIABLE OR ACCOUNTABLE TO ANY PLEDGOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.

         (d) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or
(iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This

Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities. Neither the Agent nor any Secured Creditor, nor any party acting as attorney for the Agent or any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

         (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Agent and the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent and any Secured Creditor may have.

         Section 9. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Intercreditor Agreement among the Secured Creditors dated May 21, 1998. The Pledgors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for Pledgors, or as a court of competent jurisdiction may direct.

         Section 10. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Secured Creditors to extend credit to or for the account of the Borrower shall have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder.

         Section 11. Primary Security; Obligations Absolute. The lien and security herein created and provided for shall stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all commitments to extend credit constituting Obligations to the Borrower shall have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Secured Creditor or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of the Agent, any Secured Creditor or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. A Lender may at its discretion at any time grant credit to the Borrower without notice to the other Pledgors in such amounts and on such terms as such Lender may elect (all of such to consitute additional Obligations hereby secured) without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Agent and the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Secured Creditor or any other holder of any of the Obligations at any time to first resort for payment to the Borrower or any other Pledgor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent and the Secured Creditors shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         Section 12. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article IX of the Credit Agreement and Section 7 of the Intercreditor Agreement, all of which provisions of said Article IX and Section 7 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

         Section 13. Representations and Warranties. In order to induce the Secured Creditors to continue and extend the credit facilities and other financial accommodations to the Borrower pursuant to the Credit Agreement, each Pledgor makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement.

         (a) Such Pledgor (i) is a duly organized and validly existing corporation (or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation (or limited liability company, as the case may be) and in good standing in each jurisdiction where the ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of such Pledgor.

         (b) Such Pledgor has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Pledgor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by such Pledgor of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein (i) will contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents (as hereinafter defined)) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Pledgor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which any of the Pledgor or its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or the equivalent charter documents) of such Pledgor. In this Agreement, the term "SECURITY DOCUMENTS" shall mean the Security Agreement dated as of the even date herewith among the Borrower, its domestic Subsidiaries and The Bank of New York, as Agent, this Agreement and documents and instruments delivered hereunder and thereunder.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the date hereof and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Agreement by such Pledgor or (ii) the legality, validity, binding effect or enforceability of this Agreement.

         Section 14. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and permitted assigns, and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors, and their successors and assigns; PROVIDED, HOWEVER, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement and the Intercreditor Agreement, any Secured Creditor may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Creditor herein or otherwise.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove.

         (c) No Secured Creditor (other than the Agent, subject to the terms and provisions of the Intercreditor Agreement) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditors (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

         (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

         (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as SCHEDULE C become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. Any such agreement shall contain information as to such Pledgor necessary to update Schedule A with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

         (f) Each Pledgor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PLEDGOR AND EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         (g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

         (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        PLEDGORS:

                                        APOGEE ENTERPRISES, INC.


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               7900 Xerxes Avenue South
                                               Suite 1800
                                               Minneapolis, Minnesota 55431
                                               Attention:


                                        APOGEE WAUSAU, INC.


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               1415 West Street
                                               Wausau, Wisconsin 54401
                                               Attention:


                                        THE GLASS DEPOT, INC


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               4000 Olson Memorial Highway
                                               Suite 600
                                               Minneapolis, MN 55422-5334
                                               Attention:

                                        VIRACON, INC.


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               500 Park Drive
                                               Owatonna, MN 55060
                                               Attention:


                                        HARMON GLASS COMPANY


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               4000 Olson Memorial Highway
                                               Suite 600
                                               Minneapolis, MN 55422-5334
                                               Attention:


                                        AMERICAN MANAGEMENT GROUP


                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               4000 Olson Memorial Highway
                                               Suite 600
                                               Minneapolis, MN 55422-5334
                                               Attention:

         Acknowledged and agreed to in New York, New York as of the date first above written.

                                        THE BANK OF NEW YORK, as Agent for
                                        the Secured Creditors

                                        By: Michael A. Bevilacqua
                                            ----------------------------------
                                               Name: Michael A. Bevilacqua
                                               Title: Treasurer

                                               Address:
                                               One Wall Street
                                               New York, New York 10286

================================================================================



                          SUBSIDIARY GUARANTY AGREEMENT

                                   dated as of

                                  May 21, 1998

                                      among

                          THE GUARANTORS PARTIES HERETO

                                       and

                              THE BANK OF NEW YORK,

                                    as Agent
                          for the Guaranteed Creditors



================================================================================

         SUBSIDIARY GUARANTY AGREEMENT (the "GUARANTY"), dated as of May 21, 1998, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as EXHIBIT A, being herein referred to collectively, as the "GUARANTORS" and individually, as a "GUARANTOR") in favor of The Bank of New York ("BNY") acting as agent hereunder for the Guaranteed Creditors hereinafter identified and defined (BNY acting as such agent and any successor or successors to BNY in such capacity being hereinafter referred to as the "AGENT").

                                   WITNESSETH:

         WHEREAS, each of the Guarantors is a direct or indirect subsidiary of Apogee Enterprises, Inc., a Minnesota corporation (the "BORROWER"); and

         WHEREAS, the Borrower and BNY, individually and as administrative agent, letter of credit issuer and saving line lender (BNY acting as such agent and any successor or successors to BNY in such capacity being hereinafter referred to as the "ADMINISTRATIVE AGENT") have entered into a Credit Agreement, dated as of May 21, 1998 (such Credit Agreement as the same may from time to time hereafter be modified, amended or restated being hereinafter referred to as the "CREDIT AGREEMENT") pursuant to which BNY and such other lenders from time to time parties thereto (BNY, as a lender, the letter of credit issuer and the swing line lender, and such other lenders being hereinafter referred to collectively, as the "LENDERS" and individually, as a "LENDER") have extended various credit facilities to the Borrower (the Administrative Agent, the Lenders and the Other Lenders and Creditors being hereinafter referred to, collectively, as the "GUARANTEED CREDITORS" and individually, as a "GUARANTEED CREDITOR"). As used herein, the "OTHER LENDERS" and "CREDITORS" shall mean those Others Lenders and Creditors party to, and defined in, the Intercreditor Agreement, dated the date hereof.

         WHEREAS, the Borrower provides each of the Guarantors with substantial financial, management, administrative, and technical support; and

         WHEREAS, as a condition to extending the credit facilities and other financial accommodations pursuant to the Credit Agreement, the Guaranteed Creditors have required, among other things, that the Guarantors execute and deliver this Guaranty; and

         WHEREAS, each Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower; and

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, each Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:

         Section 1. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         Section 2. Each Guarantor hereby jointly and severally guarantees, for the ratable benefit of the Guaranteed Creditors, the due and punctual payment when due of (i) any and all indebtedness, obligations and liabilities of the Borrower and the Guarantors, and of any of them individually, to the Guaranteed Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Documents whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, or the Agent and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i) and (ii) are hereinafter referred to as the "INDEBTEDNESS HEREBY GUARANTEED". In case of failure by the Borrower or any Guarantor punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise. All payments hereunder by any Guarantor shall be made in immediately available funds in the same currency in which the indebtedness hereby guaranteed is payable, without setoff, counterclaim or other defense or withholding or deduction of any nature.

         Section 3. Each Guarantor further jointly and severally agrees to pay on demand all reasonable expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, or in enforcing or endeavoring to enforce any Guarantor's obligations hereunder, or any part thereof, or in protecting, defending or enforcing this Guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

         Section 4. Each Guarantor agrees that, upon demand, such Guarantor will then pay to the Agent, for the benefit of the Guaranteed Creditors, the full amount of the indebtedness hereby guaranteed then due whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

         Section 5. Each of the Guarantors agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by any Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated and unless and until such payment in full and termination, any payments made by any Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

         Section 6. To the extent permitted by the Credit Agreement and the Intercreditor Agreement among the Lenders, dated as of May 21, 1998 (the "INTERCREDITOR AGREEMENT"), each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the indebtedness hereby guaranteed, shall have the right through the Agent pursuant to Section 18 hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to Section 18 hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

         Section 7. This Guaranty is a continuing, irrevocable, absolute and unconditional guaranty of payment and not of collection, and shall remain in full force and effect until any and all of the indebtedness hereby guaranteed shall be fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

         Section 8. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Borrower or any Guarantor, all of the indebtedness hereby guaranteed which is then existing shall immediately become due or accrued and payable from the Guarantors. All payments received from the Borrower or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall continue to remain owing to the Guaranteed Creditors.

         Section 9. The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, impairment, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of the Credit Agreement or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Agent or the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Agent or the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor (including, without limitation, impairment of collateral and failure to perfect security interest in any collateral), or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower or any Guarantor, possessed by the Agent or any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Agent or the Guaranteed Creditors, at any time, to resort for payment to the Borrower or to any other Guarantor, or to any other person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Agent and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

         Section 10. In the event the Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as EXHIBIT A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the Guaranteed Creditors delivered in accordance with the terms of the Credit Agreement and the Financing Documents, nor shall it in any manner affect the obligations of the other Guarantors hereunder.

         Section 11. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

         Section 12. No act of commission or omission of any kind, or at any time, upon the part of the Agent or the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

         Section 13. The Guarantors waive any and all defenses, claims and discharges of the Borrower, or any other obligor or Guarantor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantors will not assert, plead or enforce against the Agent or the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower, or any other Guarantor or person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

         Section 14. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other Guarantor or obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

         Section 15. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors after the date hereof to the Guaranteed Creditors as a Guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         Section 16. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

         Section 17. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth on the appropriate signature page hereof, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender,
(ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section 17.

         Section 18. No Guaranteed Creditor (other than the Agent subject to the terms and provisions of the Intercreditor Agreement) shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Guaranteed Creditors (other than the Agent) shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Guaranteed Creditors.

         Section 19. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK and may not be waived, amended, released or otherwise changed except by a writing signed by the Guaranteed Creditors. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Agent or the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Agent's or the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterparts each of which shall be an original, but all together to be one and the same instrument.

         Section 20. The Guarantors' obligation hereunder to make payments in the currency specified in the Credit Agreement (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Guaranteed Creditors of the full amount of the Obligation Currency expressed to be payable to the Guaranteed Creditors under this Guaranty. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange (as quoted by the Agent or if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such business day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE"). If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date. For purposes of determining any rate of exchange for this
Section 20, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

         Section 21. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

EACH OF THE GUARANTORS, THE AGENT AND THE GUARANTEED CREDITORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 22. In order to induce the Guaranteed Creditors to continue and extend the credit facilities and other financial accommodations to the Borrower pursuant to the Credit Agreement and Financing Documents, each Guarantor makes the following representations and warranties, all of which shall survive the execution and delivery of this Guaranty.

         (a) Such Guarantor (i) is a duly organized and validly existing corporation (or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation (or limited liability company, as the case may be) and in good standing in each jurisdiction where the ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, properties or financial or other condition of such Guarantor.

         (b) Such Guarantor has the power and authority to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein (i) will contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents (as hereinafter defined)) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which any of the Guarantor or its subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or the equivalent charter documents) of such Guarantor. In this Guaranty, the term "SECURITY DOCUMENTS" shall mean the Security Agreement dated as of the even date herewith among the Borrower, its domestic Subsidiaries and The Bank of New York, as Agent, the Pledge Agreement dated as of the even date herewith among the Borrower, certain of its domestic Subsidiaries and The Bank of New York, as Agent, and documents and instruments delivered thereunder.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the date hereof and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                                          GUARANTORS:

                                          HARMON, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          919 Fifth Avenue, NW
                                          Suite 100
                                          New Brighton, MN 55112-2702
                                          Attention:


                                          VIRACON/CURVELITE, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          500 Park Drive
                                          Owatonna, MN 55060
                                          Attention:


                                          NORMENT INDUSTRIES, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          3224 Mobile Highway
                                          Montgomery, AL 36108-0129
                                          Attention:

                                          APOGEE WAUSAU GROUP, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          1415 West Street
                                          Wausau, WI 54401
                                          Attention:


                                          MILCO CONTRACTING, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          1415 West Street
                                          Wausau, WI 54401
                                          Attention:


                                          THE GLASS DEPOT, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                          THE GLASS DEPOT OF NY, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------

                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                          NORSHIELD CORPORATION


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          3224 Mobile Highway
                                          Montgomery, AL 36108-0129
                                          Attention:


                                          VIRACON, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          500 Park Drive
                                          Owatonna, MN 55060
                                          Attention:


                                          VIRATEC THIN FILMS, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          2150 Airport Drive
                                          Faribault, MN 55021-7798
                                          Attention:


                                          TRU VUE, INC.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          1315 North Branch Street
                                          Chicago, IL 60622
                                          Attention:


                                          HARMON GLASS COMPANY


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                          AMERICAN MANAGEMENT GROUP


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334

                                          Attention:


                                          DOVER GLASS COMPANY


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          4000 Olson Memorial Highway
                                          Suite 600
                                          Minneapolis, MN 55422-5334
                                          Attention:


                                          HARMON, LTD.


                                          By: Michael A. Bevilacqua
                                              --------------------------------
                                                 Name: Michael A. Bevilacqua
                                                 Title: Treasurer

                                          Address:

                                          2001 Killebrew Drive, #400
                                          Bloomington, MN 55425
                                          Attention:

Accepted and agreed to in New York, New York as of the date first above written.

                                          THE BANK OF NEW YORK, as Agent for the
                                          Guaranteed Creditors


                                          By: Richard A. Raffetto
                                              --------------------------------
                                              Name: Richard A. Raffetto
                                              Title: Vice President

                                              Address:

                                              One Wall Street
                                              New York, New York 10286
                                              Attention:

                                              Telephone:  (212) ____-______
                                              Facsimile:  (212) 635-6365 or 6366